                             STOCKHOLDERS AGREEMENT

                                     AMONG

                               MSC HOLDINGS, INC.

                                      AND

                           CERTAIN OF ITS STOCKHOLDERS,

                                 OPTIONHOLDERS

                                      AND

                                 WARRANTHOLDERS










                                  JUNE 27, 1995

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

1.   Definitions ...................................................     1

2.   Restrictions on Transfer ......................................    13

     2.1  Shares Laws Restrictions on Transfer .....................    13

     2.2  Cooperation of Company ...................................    14

     2.3  Rule 144 Acknowledgment ..................................    14

     2.4  Transfer Restrictions for NOL Preservation ...............    15

     2.5  Restrictions on Transfer for Benefit of Stockholders .....    17

3.   First Refusal Rights ..........................................    17

     3.1  Restrictions Cumulative ..................................    17

     3.2  Bona Fide Offers .........................................    17

     3.3  Involuntary Transfers ....................................    21

                                                                       Page
                                                                       ----

     3.4  Application of First Refusal Rights ......................    22

     3.5  Termination of First Refusal Rights ......................    23

4.   Third Party Offer for All Outstanding Shares ..................    23

     4.1  Drag-Along Obligations ...................................    23

     4.2  Termination of Drag-Along Obligations ....................    24

     4.3  Restrictions Cumulative ..................................    24

     4.4  Limitations on Drag-Along ................................    24

5.   Tag-Along Rights for Sales by Partnership Stockholders ........    26

     5.1  Tag-Along Sales by Partnership Stockholders ..............    26

     5.2  Notice of Tag-Along Opportunity ..........................    27

     5.3  Notice and Terms of Acceptance of Tag-Along Opportunity ..    28

     5.4  Application of Tag-Along Provisions ......................    29

     5.5  Termination of Tag-Along Rights ..........................    30

     5.6  Restrictions Cumulative ..................................    30

6.   Tag-Along Rights for Sales by UBS Group .......................    30

     6.1  Tag-Along Sales by Originating Partnership Group .........    30

     6.2  Notice of Tag-Along Opportunity ..........................    32

     6.3  Notice and Terms of Acceptance of Tag-Along Opportunity ..    32

     6.4  Application of Tag-Along Provisions ......................    33

     6.6  Restrictions Cumulative ..................................    34

7.   Preemptive Rights of UBS Capital ..............................    34

     7.1  Grant of Right ...........................................    34

     7.2  Exercise of Right ........................................    35

     7.3  Sale upon Waiver .........................................    35

                                                                       Page
                                                                       ----

     7.4  Termination of Preemptive Rights .........................    35

8.   Affiliate Transactions ........................................    35

9.   Sale of Business ..............................................    36

     9.1  Cooperation with UBS Capital .............................    36

     9.2  Receipt of Offer to Purchase .............................    37

     9.3  Evaluation of Alternative Offer ..........................    37

     9.4  Confidentiality Agreement ................................    38

     9.5  No Right to Represent or Commit the Company ..............    38

     9.6  Termination of Right to Deliver Alternative Offer ........    38

     9.7  Application to Drag-Along Sale ...........................    38

10.  Restrictions on Amendment of Governing Documents ..............    39

11.  Corporate Governance ..........................................    39

     11.1 Observer Status ..........................................    39

     11.2 Right of UBS Capital to Nominate Directors ...............    40

     11.3 Vacancies ................................................    40

     11.4 Rights not Assignable without Consent ....................    41

     11.5 Termination of Governance Rights .........................    41

12.  Termination ...................................................    41

13.  Registration Rights ...........................................    41

14.  Miscellaneous .................................................    41

     14.1 Governing Law ............................................    41

     14.2 Entire Agreement; Amendments .............................    41

     14.3 Legend on Stock Certificates .............................    42

     14.4 Specific Performance .....................................    43

     14.5 Waiver ...................................................    43

     14.6 Successors and Assigns ...................................    43

                                                                       Page
                                                                       ----

     14.7  Severability ............................................    43

     14.8  Headings ................................................    44

     14.9  Further Assurances ......................................    44

     14.10 Gender ..................................................    44

     14.11 Notices .................................................    44

     14.12 Counterparts ............................................    44

     14.13 Dispute Resolution ......................................    44

     14.14 Authority of UBS Capital ................................    46

     14.15 Effective Date ..........................................    46


EXHIBIT A           List of Stockholders

EXHIBIT B           Registration Rights

EXHIBIT C           Form of Agreement of Beneficial Owner

SCHEDULE 2.4        Beneficial Owners

                           STOCKHOLDERS AGREEMENT


    This Stockholders Agreement (the "Agreement") is made and entered into as of July ____, 1995 by and among AVIC GROUP INTERNATIONAL, INC., a Colorado corporation (the "Company"), and each of the stockholders and warrantholders of the Company whose names and addresses are listed on Exhibit A hereto, as the same may be supplemented or amended from time to time (collectively, the "Stockholders," which term shall include any Permitted Transferees thereof).

                                  RECITALS

    WHEREAS, the Company is authorized to issue an aggregate of 50,000,000 shares of common stock, par value $.01 per share; and

    WHEREAS, the Stockholders desire to enter into an agreement with each other and the Company concerning, INTER ALIA, the transfer or other disposition of securities of the Company;

                                  AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.   DEFINITIONS.

         "ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "AFFILIATE," when used with reference to any Person, means any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such first Person and, when used with reference to any natural person, shall also include such person's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons. "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. "Affiliated with" shall have a correlative meaning to the term "Affiliate."


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                                      1

         "ASSOCIATE" means, when used to indicate a relationship with any Person, (a) any other Person of which such Person is an officer, director or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities issued by such other Person,
(b) any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a Trustee or in a similar fiduciary capacity, and (c) any spouse of such Person, or any relative who has the same home as such Person.

         "BENEFICIAL OWNER" has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Initial Date), whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

         "BOARD" means the Board of Directors of the Company.

         "BUSINESS DAY" shall mean any day on which banking institutions in New York, New York are not authorized or obligated by law to close.

         "CAPITAL STOCK" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

         "CHANGE OF CONTROL" means with respect to the Company (i) any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, (ii) any transaction as a result of which any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, (iii) during any period of twelve consecutive months after the Initial Date individuals who at the beginning of any such twelve-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in


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                                      2
office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (iv) if at any time prior to the consummation of a Qualified IPO, the Originating Stockholders fail to have the ability to elect not less than a majority of the members of the Board of Directors of the Company.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto, in each such case as supplemented or interpreted by all relevant Treasury Regulations, interpretive opinions of the Internal Revenue Service and judicial interpretations.

         "ELIGIBLE HOLDERS" means all Stockholders.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "EXCLUDED PERSON" means (i) the Company, (ii) any employee benefit plan of the Company or any trustee or similar fiduciary holding Capital Stock of the Company for or pursuant to the terms of any such plan, (iii) the holders of any Capital Stock of the Company on the Initial Date and, as to any partnership which is a holder of the Capital Stock of the Company on the Initial Date, any Person who holds, directly or indirectly, any beneficial interest in any such partnership on the Initial Date, and (iv) all Related Persons of any Person described in the foregoing clause (iii) of this paragraph.

         "FAIR MARKET VALUE" of Shares as of a particular date means:

         (a) if such class of Shares is listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the average of the daily closing


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                                      3
prices per share of such class of Shares for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to the determination of Fair Market Value or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of such class of Shares for the 20 consecutive trading days immediately preceding the day as of which "Fair Market Value" is being determined. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if such class of Shares is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the class of Shares is listed or admitted to trading, or if the class of Shares is not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information.

         (b) if such class of Shares is not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, such value as shall be determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, which determination shall be conclusive; provided, however, that if the Fair Market Value of the Shares the value of which is being determined exceeds $1,000,000, the Board of Directors of the Company shall provide written notice of its determination of Fair Market Value to the party hereto seeking to transfer such Shares, and in the event that such party disagrees with such valuation, such party may provide written notice of such disagreement (which notice shall include such party's valuation and the basis therefor) to the Company within 15 days following such notice from the Board of Directors.
For a period of 15 days following delivery of a notice of disagreement from the party seeking to transfer such Shares, the Company and such party shall in good faith seek to mutually agree to a valuation. If at the end of such 15 day period the Company and such party have not mutually agreed to a valuation, the value of the Shares shall be determined by arbitration in accordance with the provisions of Section 13.13.

         "INITIAL DATE" means June 28, 1995.


                       Holdings Stockholders Agreement
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                                      4

         "INVOLUNTARY TRANSFER" means any transfer, proceeding or action (other than to a Permitted Transferee) by or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any Shares, including, without limitation, (i) any seizure under levy of attachment or execution, (ii) any foreclosure upon a pledge of such Shares, (iii) any transfer in connection with a bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Federal Bankruptcy Code of 1978, or any modifications or revisions thereto or any similar state law) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, (iv) any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, or (v) any transfer to a Stockholder's spouse as a result of the termination of the marital relationship of the Stockholder and the Stockholder's spouse.

         "LIENS" means any and all liens, claims, options, charges, encumbrances, voting trusts, irrevocable proxies or other rights of any kind or nature.

         "LOAN PERIOD" means the period from the date of this Agreement until such time as none of UBS Capital, Union Bank of Switzerland or any of their respective Affiliates is a creditor of the Company or any Subsidiary of the Company in respect of any commercial loan or revolving credit facility.

         "MANAGEMENT SERVICES AGREEMENT" means the Management Services Agreement of even date herewith between the Company and Aurora Capital Partners L.P.

         "NET OPERATING LOSS CARRYOVER" means the net operating loss, capital loss, net unrealized built-in loss, general business credit, alternative minimum tax credit, and any other carryovers or losses as determined for United States federal income tax purposes existing as of the date of this Agreement and that are or could become subject to limitation under Section 382 of the Code, and to which the Company is entitled under the Code.

         "OPTION" means any options now or hereafter issued by the Company to purchase Class D Common Stock.

         "ORIGINATING PARTNERSHIP GROUP" means the Originating Partnerships and each Permitted Transferee of the Originating Partnerships then holding any Shares.

         "ORIGINATING PARTNERSHIPS" means P-1 Limited Partnership and P-2 Limited Partnership.


                       Holdings Stockholders Agreement
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                                      5

         "P-1 LIMITED PARTNERSHIP" means Petrowax Equity Partners I L.P., a Delaware limited partnership.

         "P-2 LIMITED PARTNERSHIP" means Petrowax Equity Partners II L.P., a Delaware limited partnership.

         "P-3 LIMITED PARTNERSHIP" means Petrowax Equity Partners III L.P., a Delaware limited partnership.

         "P-4 LIMITED PARTNERSHIP" means Petrowax Equity Partners IV L.P., a Delaware limited partnership.

         "PERMITTED TRANSFEREE" means:

         (a) as to any Stockholder who is a natural person, (i) the successors in interest to such Stockholder, in the case of a Transfer upon the death of such Stockholder, (ii) such Stockholder's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons, (iii) such Stockholder, with respect to the disposition of the community property interest of such Stockholder's spouse in all or any part of the Shares upon the death of such spouse, and any transferee occasioned by the incompetence of such Stockholder and (iv) in the case of a Transfer during such Stockholder's lifetime, any Person in which no Person has any interest (directly or indirectly) except for any of such Stockholder, such Stockholder's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons; PROVIDED that in respect of any Transfer by any Stockholder during such Stockholder's lifetime pursuant to clause (ii) or (iv), such Stockholder shall retain voting power over all of the outstanding Shares being Transferred; and PROVIDED FURTHER, that, in the case of a Transfer to a Person (such as a partnership or a trust) as to which a governing instrument exists, (x) such Stockholder shall furnish a copy of such governing instrument to the Company in advance, (y) the Company shall be reasonably satisfied that the terms of such governing instrument shall not be inconsistent with the terms of this Agreement and (z) during the period that such Shares are held by such Person, the relevant Stockholder shall ensure that the terms of such governing instrument shall not be amended in any manner that results in such governing instrument being inconsistent with the terms of this Agreement;

         (b) as to any Stockholder which is a trust, all the beneficiaries of which are natural persons, such beneficiaries or the grantor of the trust;


                       Holdings Stockholders Agreement
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                                      6

     (c) as to any Stockholder which is a limited partnership, (i) any limited or general partner, officer, employee or Affiliate of such Stockholder or (ii) any Affiliate of any limited or general partner of such Stockholder;

     (d) as to any Stockholder, a bank or other financial institution to whom Shares are Transferred by way of pledge or to whom Shares are Transferred upon the foreclosure thereof; PROVIDED, HOWEVER, that as to any Stockholder, any such pledge must be approved in advance by a majority of the disinterested directors of the Board;

     (e) as to any Stockholder which is a corporation, all Affiliates of such Stockholder; and

     (f)  as to UBS Capital, all UBS Permitted Transferees;

PROVIDED, in each such case, that prior written notice of any such Transfer is given to the Company by such Stockholder and that the Permitted Transferee shall agree in advance of such Transfer to be designated as a Stockholder and to be bound by the terms of this Agreement pursuant to a written agreement reasonably satisfactory to the Company and the Originating Partnerships.

     "PERSON" means a company, a corporation, an association, a partnership, a limited liability company, an organization, a joint venture, a trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

     "PREFERRED STOCK" means the Series A Preferred Stock, the Series B Preferred Stock and any other preferred stock of the Company issued after the date hereof.

     "PRIME RATE" means, as of any date, the per annum rate of interest most recently publicly announced by Chemical Bank as its "base rate" for domestic commercial loans.

     "PRO RATA" means, with respect to any Stockholder in reference to any class or group of Stockholders, the ratio of the number of shares of Common Stock held by or issuable to such Stockholder to the aggregate number of shares of Common Stock at the time outstanding held by or issuable to all Stockholders of such class or group, in each case calculated on a fully diluted basis.

     "QUALIFIED IPO" means an underwritten public offering of Common Stock pursuant to a registration


                       Holdings Stockholders Agreement
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                                       7
statement filed with the Commission; provided that either (i) there are sales pursuant to such registration statement of shares of Common Stock for an aggregate offering price of not less than $15,000,000 or (ii) upon consummation of such underwritten public offering at least fifteen percent (15%) of the issued and outstanding shares of Common Stock shall have been issued pursuant to one or more registration statements filed with the Commission.

     "QUALIFIED IPO DATE" means the effective date of the registration statement for the Qualified IPO.

     "REGISTRABLE SECURITIES" means:

     (a) any shares of Common Stock issued and outstanding on the date hereof or issuable upon exercise of options or warrants issued and outstanding on the date hereof sold to the Stockholders;

     (b) any shares of Common Stock issued after the date hereof or issuable upon exercise of options or warrants issued after the date hereof that, in any such case, are designated by the Company as Registrable Securities for purposes of this Agreement to Persons who are or become Stockholders;

     (c)  any shares of Common Stock purchased pursuant to this Agreement; and

     (d) any securities issued or issuable with respect to any Common Stock referred to in subdivision (a), (b) or (c) of this definition by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when:

     (x) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such registration statement;

     (y) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Act; or

     (z)  such securities shall have ceased to be outstanding.


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                                       8

Except as set forth in the preceding sentence, no Transfer of Registrable Securities shall cause such Registrable Securities to lose such status.

     "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Section 6 and Exhibit B hereto, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and expenses of a single counsel retained by the holders of a majority of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     "RELATED PERSON" means, with respect to any Excluded Person (i) any Person who, directly or indirectly, controls, is controlled by or under common control with such Excluded Person; PROVIDED, HOWEVER, that for purposes of this definition "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be deemed to include the beneficial ownership of more than 10% of the total voting power of a Person normally entitled to vote in the election of directors, managers or trustees, as applicable, of a Person and (ii) as to any natural person, (A) such person's spouse, parents and descendants (whether by blood or adoption and including stepchildren) and the spouses of any of such natural persons and (B) any corporation, partnership, trust or other Person in which no one has any interest (directly or indirectly) except for any of such natural person, such spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of any of such natural persons.

     "RESTRICTION TERMINATION DATE" means the first day of the first taxable year following the taxable year (or years) in which Net Operating Loss Carryovers have been reduced to zero.

     "SECTION 382 STOCK" means any stock or other interests that are treated as stock for purposes of Section 382 of the Code, and shall include in any event the


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                                       9

Common Stock and Warrants and exclude the Series A Preferred
Stock and the Series B Preferred Stock.

     "SERIES A CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof for the Company's Series A Redeemable Cumulative Preferred Stock, as in effect on the date hereof or as amended from time to time after the date hereof in accordance with its terms.

     "SERIES A PREFERRED STOCK" means the Company's Series A Redeemable Cumulative Preferred Stock, par value $.01 per share.

     "SERIES B CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof for the Company's Series B Redeemable Cumulative Preferred Stock, as in effect on the date hereof or as amended from time to time after the date hereof in accordance with its terms.

     "SERIES B PREFERRED STOCK" means the Company's Series B Redeemable Cumulative Preferred Stock, par value $.01 per share.

     "SHARES" means the shares of Common Stock and Preferred Stock, the Options and the Warrants now or hereafter issued to or otherwise acquired by the Stockholders (including acquisitions of such securities concurrently with the execution of this Agreement and acquisitions of any such securities after the date hereof whether or not pursuant to the terms hereof and including issuances of any such securities pursuant to any Option or Warrant existing on the date hereof or issued subsequent to the date hereof) and all shares of Capital Stock or other securities (including convertible securities and the securities into which such convertible securities convert) of the Company or any successor of the Company issued or issuable in respect thereof as a result of any stock dividend on, or stock split or reclassification or conversion of, or in exchange for, any such Common Stock and Preferred Stock or issued or issuable with respect to such Common Stock, Preferred Stock, Options or Warrants in connection with any merger or reorganization or similar transaction involving the Company.

     "SHELF REGISTRATION" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under


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                                       10
the Act and/or any similar rule that may be adopted by the Commission.

     "SIGNIFICANT STOCKHOLDER" means any Person who owns either (i) on a fully diluted basis, 5% or more of the then outstanding shares of Common Stock (treating any owner of securities exercisable for or convertible into shares of Common Stock as the owner of such underlying shares of Common Stock) or (ii) Preferred Stock with an aggregate stated value of not less than $3,500,000.

    "SUBSIDIARY" with respect to any Person means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest.

     "THREE-YEAR DATE" means the earlier of (i) the day after the expiration of three full years from the date the Stockholder first acquires shares of Common Stock and (ii) the Restriction Termination Date.

     "TRANSFER" shall mean any direct or indirect disposition of an interest whether by sale, exchange, merger, consolidation, transfer, assignment, conveyance, distribution, pledge, inheritance, gift, mortgage, the creation of any security interest in, or lien or encumbrance upon, any other disposition of any kind and in any manner, by operation of law or otherwise, or any other transfer or agreement which would result in a change in the percentage of the Company's Capital Stock owned or considered owned by a Stockholder or a Beneficial Owner (as defined in Section 2.4(c)) as determined for purposes of Section 382 of the Code.

     "TRANSFER ALLOTMENT" means, (i) with respect to P-1 Limited
Partnership, P-2 Limited Partnership, P-3 Limited Partnership, and P-4 Limited Partnership, the portion of a Beneficial Owner's Beneficial Interest that may be Transferred after the Three-Year Date and prior to the Restriction Termination Date such that after taking into account such Transfer and all prior Transfers of Beneficial Interests and all Transfers of shares of Common Stock held by such Stockholder, no more than 45% (or such lesser amount as such Stockholder elects to permit its Beneficial Owners to transfer in its sole discretion) of the shares of Common

                       Holdings Stockholders Agreement
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                                     11

Stock initially acquired by such Stockholder will be deemed to have been Transferred for purposes of determining the direct or indirect ownership of such shares under Section 382 of the Code; and (ii) with respect to any other Stockholder (other than UBS Capital), the portion of a Beneficial Owner's Beneficial Interest that may be transferred prior to the Restriction Termination Date such that after taking into account such Transfer and all prior Transfers of Beneficial Interest and all Transfers of shares of Common Stock held by such Stockholder, no more than 45% (or such lesser amount as such Stockholder elects to permit its Beneficial Owners to transfer in its sole discretion) of the shares of Common Stock initially acquired by such Stockholder will be deemed to have been Transferred for purposes of determining the direct or indirect ownership of such shares under Section 382 of the Code. Each Stockholder shall determine the Transfer Allotments for its Beneficial Owners provided that the 45% limitation in the preceding sentence is satisfied at all relevant times.

     "TREASURY REGULATIONS" shall mean the regulations adopted under the Code by the United States Secretary of the Treasury, as in effect from time to time.

     "UBS CAPITAL" means UBS Capital Corporation, a New York corporation.

     "UBS GROUP" means UBS Capital and each UBS Permitted Transferee then holding any Shares.

     "UBS PERMITTED TRANSFEREE" means (A) any Affiliate of UBS Capital, including co-investment entities established and controlled by UBS Capital (collectively, "UBS Affiliates"), (B) any managing director, director, officer or employee of UBS Capital or any UBS Affiliate or the heirs, executors, administrators, testamentary trustee, custodians, legatees, beneficiaries, spouses or lineal descendants of any of the foregoing persons referred to in this clause (B) (collectively, "UBS Associates"); and (C) a trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only UBS Capital, UBS Affiliates or UBS Associates.

     "UNRESTRICTED SECURITIES" means securities which are not restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended.

     "WARRANTS" means the warrants now or hereafter issued by the Company entitling the holders thereof to purchase shares of the Class C Common Stock.

                       Holdings Stockholders Agreement
                       -------------------------------

     2.   RESTRICTIONS ON TRANSFER.

     2.1 SECURITY LAWS RESTRICTIONS ON TRANSFER. Notwithstanding anything herein to the contrary, each Stockholder agrees that, prior to making any Transfer of any Shares (other than a Transfer to the Company or to another Stockholder as required or permitted by this Agreement), such Stockholder will give written notice to the Company describing the manner and terms of such proposed Transfer, the identity of such proposed transferee and such other information as the Company may reasonably request. Each such Stockholder further agrees that such proposed Transfer will not be effected until:

          (a)  the Company has notified such Stockholder that either:

               (i) in the opinion of Company counsel, no registration of such Shares under the Act is required in connection with such proposed Transfer; or

              (ii) a registration statement under the Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Act; and

          (b)  the Company has notified such Stockholder that either:

              (i) in the opinion of Company counsel, no registration or qualification under the securities or "blue sky" laws of any state is required in connection with such proposed disposition; or

             (ii) compliance with applicable state securities or "blue sky" laws has been effected.

The Company will use its best efforts to respond to any such notice from a Stockholder within 15 days of its receipt of such notice, but in any event shall respond to any such notice within 30 days.

     2.2  COOPERATION OF COMPANY.  In the case of any proposed Transfer under
Section 2.1, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then

                       Holdings Stockholders Agreement
                       -------------------------------
subject. The restrictions on Transfer contained in Section 2.1 shall be in addition to, and not by way of limitation of, any other restrictions on Transfer contained in any other section of this Agreement.

     2.3 RULE 144 ACKNOWLEDGMENT. Each Stockholder acknowledges that such Person is familiar with Rule 144 of the Rules and Regulations of the Commission, as amended, promulgated pursuant to the Act ("Rule 144"), and that such Person has been advised that Rule 144 permits, only under certain circumstances, the resale of restricted securities such as the Shares being purchased hereunder, but that Rule 144 is not currently, and may not in the future become, available to permit resales by such Person of any Shares. Each Stockholder understands that, to the extent that Rule 144 is not available, such Person will be unable to sell any Shares without either registration under the Act or the existence of another exemption from such registration requirement, and that the Company has no obligation whatsoever (except as set forth herein) to any Stockholder to register any Shares.

     2.4  TRANSFER RESTRICTIONS FOR NOL PRESERVATION.

          (a) Each Stockholder acknowledges that the Company has Net Operating Loss Carryovers for United States federal income tax purposes and understands that the ability of the Company to utilize such Net Operating Loss Carryovers is subject to potential limitation under Section 382. The term "Section 382" means Section 382 of the Code as interpreted and applied in the Treasury Regulations, and any successor statute and regulations.

          (b) Each Stockholder further understands that the potential application of Section 382 depends upon the ultimate beneficial ownership of the Section 382 Stock of the Company.

          (c) Each Stockholder hereby represents that the individuals listed on Schedule 2.4 hereto as the beneficial owners in that Stockholder constitute all the Beneficial Owners in that Stockholder, except that, in the case of UBS Capital, Schedule 2.4 does not list the Beneficial Owners of Union Bank of Switzerland, the parent corporation of UBS Capital. For purposes of this Section 2.4, the term "Beneficial Owner" shall, in addition to the meaning set forth in Section 1 hereof, also include any person who owns any direct or indirect, actual or beneficial interest (including a constructive ownership interest under the attribution rules of Section 382) in the Stockholder. The term "Beneficial Interest" shall mean the interest of any Beneficial Owner in the Stockholder.

                       Holdings Stockholders Agreement
                       -------------------------------

          (d) Each of P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership, and P-4 Limited Partnership agrees that without the express written permission of the Company and (for so long as UBS Capital remains a Significant Stockholder) UBS Capital (i) it will not Transfer any shares of Section 382 Stock prior to the Three-Year Date and (ii) during the period commencing on the Three-Year Date and ending on the Restriction Termination Date it will not Transfer more than that number of shares of
Section 382 Stock, such that after taking into account such transfer and all prior transfers of shares of Section 382 Stock held by such Stockholder and all transfers of Beneficial Interests in such Stockholder, not more than 45% of the shares of Section 382 Stock initially acquired by such Stockholder will be deemed to have been transferred for purposes of determining the direct or indirect ownership of such shares under Section 382 of the Code; provided, however, that the transfer restrictions of this Section 2.4(d) shall not apply to Transfers in connection with an Acquisition Proposal (as defined in Section 4.1) pursuant to the provisions of Section 4 hereof. Each of P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership and P-4 Limited Partnership agrees that it shall not later than 30 days after the date of this Agreement obtain the written agreement in the form of Exhibit C attached hereto of each of its Beneficial Owners (i) not to Transfer all or any portion of its Beneficial Interest prior to the Three-Year Date and (ii) commencing on the Three-Year Date not to Transfer more than such Beneficial Owner's Transfer Allotment. Notwithstanding the foregoing, Transfers of Beneficial Interests in P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership, or P-4 Limited Partnership by a Beneficial Owner who is an individual to family members (as described in Section 382(l)(3)(A)(i) of the Code) or Transfers after the Three-Year Date of the type described in Section 382(l)(3)(B) of the Code shall be permitted provided that (i) such Beneficial Owner provides to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and (for so long as UBS Capital remains a Significant Stockholder) UBS Capital, that such Transfer will be governed by Section 382(l)(3)(A)(i) or Section 382(l)(3)(B) of the Code, as the case may be, and (ii) such Transfer otherwise complies with the provisions of this Agreement.

          (e) Each Stockholder (provided, however, that UBS Capital shall not be subject to clause (ii) of this sentence) other than P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership and P-4 Limited Partnership agrees that (i) it will not Transfer, prior to the Restriction Termination Date, more than that number of

                       Holdings Stockholders Agreement
                       -------------------------------
shares of Section 382 Stock, such that after taking into account such transfer and all prior transfers of shares of Section 382 Stock held by such Stockholder and all transfers of Beneficial Interests in such Stockholder, not more than 45% of the shares of Section 382 Stock initially acquired by such Stockholder will be deemed to have been transferred for purposes of determining the direct or indirect ownership of such shares under Section 382 of the Code, and (ii) that it shall obtain the written agreement in the form of Exhibit C attached hereto of each Beneficial Owner not to Transfer more than its Transfer Allotment; provided, however, that the transfer restrictions of this Section 2.4(e) shall not apply to Transfers in connection with an Acquisition Proposal pursuant to the provisions of Section 4 hereof. Notwithstanding the foregoing, transfers of Beneficial Interests in Stockholders other than P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership, or P-4 Limited Partnership by a Beneficial Owner who is an individual to family members (as described in Section 382(l)(3)(A)(i) of the Code) or transfers of the type described in Section 382(l)(3)(B) of the Code shall be permitted provided that (i) such Beneficial Owner provides to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and (for so long as UBS Capital remains a Significant Stockholder) UBS Capital, that such transfer will be governed by
Section 382(l)(3)(A)(i) or Section 382(l)(3)(B) of the Code, as the case may be, and (ii) such transfer otherwise complies with the provisions of this Agreement.

         (f) Upon request by the Company, each Stockholder (other than UBS Capital for so long as it does not own any Common Stock) hereby agrees to provide the Company with information concerning the ownership interests of its Beneficial Owners in the form of statements that satisfy the requirements of Treasury Regulation Section 1.382-2T(k)(1)(ii) (or any successor provision thereof).

         2.5 RESTRICTIONS ON TRANSFER FOR BENEFIT OF STOCKHOLDERS. Each Stockholder agrees that such Stockholder will not Transfer any Shares (or any direct or indirect interest therein) or any stock certificate representing the same, now or hereafter at any time owned by him, except to a Permitted Transferee or as required or permitted by the provisions of Sections 3, 4 and 5 of this Agreement.

         3.   FIRST REFUSAL RIGHTS.

         3.1 RESTRICTIONS CUMULATIVE. The restrictions on transfer imposed by this Section 3 on any Stockholder shall be in addition to, and not in lieu of, the restrictions on transfer imposed by Sections 2, 4 and 5 of this Agreement to

                       Holdings Stockholders Agreement
                       --------------------------------
the extent the same are otherwise applicable to such Stockholder.

         3.2  BONA FIDE OFFERS.

         (a) If any Stockholder desires to Transfer any Shares and such Stockholder shall have received a bona fide arms' length written offer (a "Bona Fide Offer") from a Person other than an Affiliate or Associate of such Stockholder (the "Outside Party") for the Transfer of such Shares, such Stockholder shall give written notice (the "Option Notice") to each Originating Partnership, UBS Capital (acting as representative of the UBS Group) and to the Company setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and shall be accompanied by a copy of the Bona Fide Offer and evidence demonstrating, to the reasonable satisfaction of the Originating Partnerships, UBS Capital and the Company, the Outside Party's ability to consummate such offer. Upon the giving of such Option Notice, each Originating Partnership and each member of the UBS Group (acting through UBS Capital which shall act as the representative of the members of the UBS Group for all purposes under this Section 3) (the "Initial Offerees") shall have the option to purchase, at the price offered by the Outside Party in the Bona Fide Offer, all or any portion of such Initial Offerees' allocation, determined on a pro rata basis as between the Initial Offerees as provided in paragraph (b) of this Section 3.2, of the Shares specified in the Option Notice, said option to be exercised within ten Business Days following the giving of such Option Notice, by giving a counter-notice (an "Initial
Offeree Counter-Notice") to the offering Stockholder (with a copy of such Initial Offeree Counter-Notice to the other Initial Offerees and to the Company). In the event that a determination must be made (as described below) as to the fair market value of non-cash consideration, the ten Business Day period referred to in the immediately preceding sentence shall be extended to such greater period of time, not to exceed 20 Business Days after said Option Notice, specified in good faith by a disinterested majority of the Board. In the event that the Bona Fide Offer provides, in whole or in part, for non-cash consideration, the "price" offered by the Outside Party shall be deemed to be the amount of cash, if any, provided in the Bona Fide Offer plus the fair market value of the non-cash consideration as determined in good faith by a disinterested majority of the Board; PROVIDED, HOWEVER, that if the non-cash consideration consists of shares that are listed or admitted to trading on an Exchange or quoted through NASDAQ or any similar organization, the fair market value of such Shares shall be deemed to equal the average of

                       Holdings Stockholders Agreement
                       --------------------------------
the daily closing prices per share of such Shares for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to the determination of fair market value or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of such Shares for the 20 consecutive days immediately preceding the day as of which fair market value is being determined. The closing price for each day shall be determined in accordance with the last sentence of paragraph (a) of the definition of "Fair Market Value" set forth in Section 1 hereof.

         (b) The allocation of Shares, other than Preferred Stock, specified in an Option Notice as between the Initial Offerees shall be made based on the Pro Rata allocation of Shares (other than Preferred Stock) held by the Initial Offerees when the Option Notice is given. The allocation of Shares of Preferred Stock specified in an Option Notice as between the Initial Offerees shall be made based on the relative aggregate redemption value of the Preferred Stock held by the Initial Offerees when the Option Notice is given. Notwithstanding the foregoing, if the Stockholder which wishes to Transfer Shares is an Initial Offeree, the other Initial Offerees shall have the option to purchase all or any part of the Shares specified in the Option Notice.

         (c) If an Initial Offeree either does not exercise its option to purchase Shares specified in an Option Notice or exercises such option to purchase fewer than the number of Shares allocated to such Initial Offeree, and one or more other Initial Offerees exercised their option to purchase the entire amount of Shares so allocated to them, then each such other Initial Offeree shall have the option to purchase those Shares as to which the option to purchase had not been exercised, subject to allocation between them in accordance with paragraph 3.2(b). Such option to purchase shall be exercisable for ten Business Days after the giving of the Initial Offeree Counter-Notice by such other Initial Offeree or the expiration of the period within which such Initial Offeree Counter-Notice could have been given, and shall be exercised by giving a further counter-notice (a "Reallocation Exercise Notice") to the offering Stockholder (with a copy of such Reallocation Exercise Notice to the other Initial Offerees and to the Company).

         (d) Subject to paragraph (e) and (f) of this Section 3.2, if any and all of the Initial Offerees elect to purchase such Shares, each such electing Initial Offeree shall be obligated to purchase, and such Stockholder shall be obligated to sell, such Shares at a closing to be held on

                       Holdings Stockholders Agreement
                       --------------------------------
the 30th Business Day after the giving of the Initial Offeree Counter-Notice (or, if two or more Initial Offeree Counter-Notices were given, the giving of the latest) at the principal executive offices of the Company, or at such other time and place as may be mutually acceptable to each purchasing Initial Offeree and such selling Stockholder. The closing of any such purchase by an Initial Offeree may, at the election of the purchasing Initial Offeree, be delayed up to 30 Business Days in order to permit such acquisition of such Shares to be made in conformity with applicable laws, including the HSR Act.

         (e) Subject to paragraph (f) of this Section 3.2, if the Initial Offerees do not elect to purchase all of such Shares proposed to be sold by such Stockholder within the time limits specified in paragraphs (a) and (c) of this Section 3.2, then the Company shall have the option, exercisable by the delivery of a counter-notice to such Stockholder no later than 15 Business Days following the later of (x) the date of the latest Initial Offeree Counter-Notice or Reallocation Exercise Notice or (y) the expiration of any period within which a Reallocation Exercise Notice may be given, to purchase, at the price offered by the Outside Party in the Bona Fide Offer, all or any portion of the Shares specified in the Option Notice and not purchased by the Initial Offerees. In the event that the Company elects to purchase Shares pursuant to this Section 13.2(e), the Company will be obligated to purchase, and such Stockholder shall be obligated to sell, such Shares at a closing (which shall be the closing for all Shares being purchased in connection with such Option Notice) to be held on the 30th Business Day after the delivery of the Company's counter-notice to such Stockholder at the principal executive offices of the Company, or at such other time and place as may be mutually acceptable to each purchasing Initial Offeree, the Company and such Selling Stockholder. The closing of any such purchase by the Company may, at the election of the Company or any purchasing Initial Offeree, be delayed up to 30 Business Days in order to permit such acquisition of such Shares to be made in conformity with applicable laws, including the HSR Act.

         (f) If the Initial Offerees and the Company elect to purchase fewer than all of the Shares subject to the Bona Fide Offer within the time limits specified above, then the Initial Offerees and the Company shall have no right to purchase any of such Shares under this Section 3.2 as a result of such Option Notice, and the offering Stockholder, at any time within a period of four months from the giving of said Option Notice, may Transfer all (but not less than all) of the Shares specified in the Option Notice to the Outside Party at the price and on the terms contained in the

                       Holdings Stockholders Agreement
                       --------------------------------

Bona Fide Offer; provided, however, that in the event such offering Stockholder has not so Transferred said Shares to the Outside Party within said four-month period, then said Shares thereafter shall continue to be subject to all of the restrictions contained in this Agreement as though no Option Notice had ever been given.

         (g) At the closing of any purchase of certificated Shares pursuant to this Section 3.2, the selling Stockholder shall deliver certificates representing such Shares duly endorsed for transfer and accompanied by all requisite stock transfer taxes. Any Shares purchased pursuant to this
Section 3.2 shall be free and clear of any and all Liens (other than those arising under this Agreement) and at the closing of the purchase the selling Stockholder shall represent and warrant to such effect and to the effect that such selling Stockholder is the beneficial owner of such Shares. The Person making such purchase shall deliver at such closing, by certified or bank check, payment in full for the Shares being purchased by such Person. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

         (h) If, in any instance, an Originating Partnership or the Company elects not to exercise its rights hereunder or elects to waive such rights, such election shall not constitute a waiver of such Person's rights to receive an Option Notice in the case of any Transfer subsequently proposed by such or any other Stockholder.

         (i) Any restriction on Transfer of Shares imposed other than by this Agreement shall not be superseded by the provisions of this Section 3.2, and any purchase of Shares under this Section 3.2 may be effected only in accord with this Section 3.2 and such other restrictions.

         (j) Each notice required to be given to a member of the UBS Group under this Section 3 shall be deemed given if delivered to UBS Capital. Each notice required to be given by a member of the UBS Group under this Section 3 shall only be deemed given if delivered by UBS Capital.

         3.3  INVOLUNTARY TRANSFERS.

         (a) Each Stockholder shall notify the Company, the Originating Partnerships and UBS Capital promptly upon the occurrence of an Involuntary Transfer of Shares (including Involuntary Transfers of any Beneficial Interest by a Beneficial Owner). If an Involuntary Transfer of any of the Shares owned by any Stockholder shall occur, the Originating Partnerships, each member of the UBS Group

                       Holdings Stockholders Agreement
                       --------------------------------

(acting through UBS Capital as the representative of the UBS Group) and the Company shall have the same rights of first refusal under Section 3.2 above with respect thereto (the "Transferred Shares") as if the Involuntary Transfer had been a proposed voluntary Transfer by such Stockholder, except that:

          (i) the periods within which such rights must be exercised shall run from the date notice of the Involuntary Transfer is received by the Company, the Originating Partnerships and UBS Capital from the Stockholder or its legal representatives with respect to which such Involuntary Transfer has occurred;

         (ii) such rights shall be exercised by notice to the involuntary transferee rather than to the Stockholder with respect to which such Involuntary Transfer has occurred; and

        (iii) the purchase price of any Transferred Shares shall be the Fair Market Value of such Transferred Shares on the date that the rights of first refusal provided by this Section 3.3 are exercised with respect to such Transferred Shares.

     (b) At the closing of any purchase of Transferred Shares, the involuntary transferee shall deliver certificates representing the Transferred Shares being purchased by the relevant Originating Partnership, members of the UBS Group or the Company, as the case may be, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Shares shall be free and clear of any and all Liens arising through the action or inaction of the involuntary transferee (other than those arising under this Agreement) and the involuntary transferee shall represent and warrant to such effect and to the effect that such involuntary transferee is the beneficial owner of such Shares. At the closing of any such purchase, the Stockholder which was the transferor in respect of the Involuntary Transfer shall represent and warrant to the purchaser or purchasers that such Stockholder had conveyed to the involuntary transferee good and valid title to the Transferred Shares. The Person making such purchase shall deliver at closing, by a certified or bank check, payment in full of the purchase price, for the Shares being purchased by such Person. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.


                          Holdings Stockholders Agreement
                          -------------------------------

          (c) In the event that the provisions of this Section 3.3 shall be held to be unenforceable with respect to any particular Involuntary Transfer of Shares, the Originating Partnerships and the Company shall have a right of first refusal as set forth in Section 3.2 hereof if the involuntary transferee subsequently obtains a Bona Fide Offer for and desires to Transfer such Shares.

     3.4 APPLICATION OF FIRST REFUSAL RIGHTS. The first refusal rights provided in Sections 3.2 and 3.3 shall not apply to any Transfer of Shares:

          (a)  to the Company or to a Permitted Transferee;

          (b)  pursuant to an effective registration statement under the Act;

          (c) by an Other Stockholder (as defined in Section 5.1) pursuant to Section 5 below;

          (d) by an Other Stockholder (as defined in Section 6.1) pursuant to Section 6 below;

          (e) by a Drag-Along Stockholder (as defined in Section 4.1) pursuant to Section 4 below; or

          (f) in any one transaction or series of related transactions (other than to a Permitted Transferee) in which the Proposed Transferor transfers 10,000 or fewer shares of Common Stock or 1,000 or fewer shares of Preferred Stock, subject to an aggregate maximum per transferor of 25,000 shares of Common Stock and 2,500 shares of Preferred Stock, and provided that the transferee enters into a written agreement in form and substance reasonably satisfactory to the Company to be bound by the terms and conditions of this Agreement.

     3.5 TERMINATION OF FIRST REFUSAL RIGHTS. Notwithstanding anything herein to the contrary, the rights of first refusal provided in this Section 3 shall terminate, with respect to all Shares held by each Stockholder, upon the occurrence of the Qualified IPO Date. In addition to termination pursuant to the preceding sentence, all first refusal rights of UBS Capital and the UBS Group under Sections 3.2 and 3.3 hereof shall terminate at such time as UBS Capital is no longer a Significant Stockholder.


                          Holdings Stockholders Agreement
                          -------------------------------

     4.   THIRD PARTY OFFER FOR ALL OUTSTANDING SHARES.

     4.1  "DRAG-ALONG" OBLIGATIONS.   If either Originating Partnership
shall receive an offer in writing from a third party which is not an Affiliate of such Originating Partnership (a "Third Party Offeror") to purchase all of the issued and outstanding Common Stock held by the Originating Partnerships, to effect a business combination of the Company with such Third Party Offeror or an Affiliate thereof or to purchase all or substantially all the assets of the Company (each an "Acquisition
Proposal"), and the Originating Partnerships desire to accept or cause the Company to accept such Acquisition Proposal, both of the Originating Partnerships shall deliver a notice (an "Acquisition Notice") to the Company (which shall deliver a copy of such Acquisition Notice to each of the other Stockholders), which Acquisition Notice shall contain a copy of such Acquisition Proposal, including the name and address of the Third Party Offeror and the terms of the Acquisition Proposal. If any other Stockholder receives any Acquisition Proposal (which, for this purpose, includes an offer to purchase all of the issued and outstanding Common Stock or Common Stock and any other securities exercisable for or convertible into Common Stock but not an offer to purchase only such other Stockholder's Common Stock or Common Stock and any other securities exercisable for or convertible into Common Stock) such Stockholder shall promptly transmit such Acquisition Proposal to the Company and each Originating Partnership (which the Company or the Originating Partnerships may elect not to pursue without any liability or obligation to any Stockholder or the Company). The other Stockholders (the "Drag-Along Stockholders") severally agree that, subject to Section 4.3, upon receipt of such Acquisition Notice, they shall be obligated to sell all of their Common Stock and any other securities exercisable for or convertible into Common Stock to the Third Party Offeror upon the terms and conditions set forth in the Acquisition Proposal or, as the case may be, to vote their Shares in favor of the merger or sale of all or substantially all of the assets of the Company as described in the Acquisition Proposal, and otherwise to take all actions necessary or appropriate to cause the Company to consummate the proposed transaction. In any such transaction, all of such shares shall be purchased at, or be converted into the right to receive, the same price per share of Common Stock and any other securities exercisable for or convertible into Common Stock shall be purchased at, or be converted into the right to receive, an aggregate amount equal to (a) the aggregate purchase price of the number of shares which the holder of such securities is entitled to receive upon exercise or conversion of such securities, at the purchase price per share of Common Stock provided in the Acquisition Proposal,


                        Holdings Stockholders Agreement
                        -------------------------------
less (b) the aggregate exercise price or conversion price, as the case may be, of such securities, but not less than zero.

     4.2 TERMINATION OF DRAG-ALONG OBLIGATIONS. Notwithstanding anything herein to the contrary, the rights and obligations provided for in this
Section 4 shall terminate, with respect to all Shares held by any Stockholder, upon the earlier of (i) the occurrence of the Qualified IPO Date and (ii) if UBS Capital so elects by delivery of written notice to the Company, the occurrence of a Change of Control.

     4.3 RESTRICTIONS CUMULATIVE. The restrictions on transfer imposed by this Section 4 on any Stockholder shall be in addition to, and not in lieu of, the restrictions on transfer imposed by Section 2, 3 and 5 of this Agreement to the extent the same are otherwise applicable to such Stockholder.

     4.4  LIMITATIONS ON DRAG-ALONG.

     (a) In connection with any sale (a "Drag-Along Sale") of Common Stock or any other securities exercisable for or convertible into shares of Common Stock pursuant to this Section 4, (i) the only representation and warranty or covenant which any Drag-Along Stockholder shall be required to make in connection with the Drag-Along Sale is a representation and warranty with respect to its own ownership of the shares of Common Stock or other securities to be sold by it and its ability to convey title thereto free and clear of all Liens and (ii) the liability of any Drag-Along Stockholder with respect to any representation and warranty made in connection with the Drag-Along Sale shall be the several liability of such Drag-Along Stockholder (and not joint with any other person). Notwithstanding the foregoing, in the event that the Originating Partnerships are required in connection with such sale to make any additional representations and warranties or enter into any additional covenants, each Drag-Along Stockholder shall be required to severally indemnify the Originating Partnerships and any other persons making such additional representations and warranties or entering into such additional covenants for such Drag-Along Stockholder's pro rata share (based on the consideration being received by the Originating Partnerships and Drag-Along Stockholders for the securities being sold) of any liabilities resulting from such representations and warranties or covenants; PROVIDED, HOWEVER, that such indemnification liability shall be limited to an amount no greater than the amount of proceeds actually received by such Drag-Along Stockholder in the Drag-Along Sale.


                         Holdings Stockholders Agreement
                         -------------------------------

     (b) For purposes of this Section 4, the purchase price per share of Common Stock shall include, in addition to the purchase price per share provided in the Acquisition Proposal, any and all other amounts payable to Aurora Capital Partners L.P. or any Affiliate or Associate thereof in connection with the Drag-Along Sale, including any amounts payable pursuant to any employment agreement, consulting agreement or similar arrangement; PROVIDED, HOWEVER, that in no event shall the purchase price per share be deemed to include any amounts payable pursuant to or the payment of which is contemplated by the Management Services Agreement.

     (c) Notwithstanding the provisions of Section 4.1, without the consent of UBS Capital, no Drag-Along Stockholder shall be required to participate in an Acquisition Proposal pursuant to the provisions of Section 4.1 if less than 70% of the consideration to be received by such Drag-Along Stockholder in connection with such Acquisition Proposal consists of cash and Unrestricted Securities.

     5.   "TAG-ALONG" RIGHTS FOR SALES BY PARTNERSHIP STOCKHOLDERS.

     5.1 TAG-ALONG SALES BY PARTNERSHIP STOCKHOLDERS. If P-3 Limited Partnership, P-4 Limited Partnership or any member of the Originating Partnership Group (for purposes of this Section 5, the "Proposed
Transferor") at any time or from time to time, in one transaction or in a series of related transactions, desires to Transfer (for purposes of this Section 5, a "Tag-Along Sale") shares of Common Stock and/or Preferred
Stock to any Person (including the Company or any Subsidiary of the Company), then each of the other Stockholders (other than P-3 Limited Partnership, P-4 Limited Partnership and any member of the Originating Partnership Group) (for purposes of this Section 5, collectively, the "Other Stockholders") shall have the right, but not the obligation, to elect that the Proposed Transferor be obligated to require, as a condition to such Tag-Along Sale, that the proposed purchaser purchase from each such electing Other Stockholder:

     (a) up to the number of shares of Common Stock derived by multiplying the total number of shares of Common Stock owned by or issuable to such electing Other Stockholder by a fraction, the numerator of which is equal to the number of Shares of Common Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the proposed purchaser (without giving effect to any reduction in such number of shares by reason of any Other Stockholder's election to exercise the "tag-along" rights


                        Holdings Stockholders Agreement
                        -------------------------------
provided in this Section 5 in connection with such transaction) and the denominator of which is the total number of shares of Common Stock owned by or issuable to the Proposed Transferor prior to such sale; and

    (b) up to the number of shares of Preferred Stock having an aggregate redemption value equal to the amount derived by multiplying the aggregate redemption value of the shares of Preferred Stock owned by or issuable to such electing Other Stockholder times a fraction, the numerator of which is the aggregate redemption value of the shares of Preferred Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the proposed purchaser (without giving effect to any reduction in such number of shares by reason of any Other Stockholder's election to exercise the "tag-along" rights provided in this Section 5 in connection with such transaction) and the denominator of which is the aggregate redemption value of the shares of Preferred Stock owned by or issuable to the Proposed Transferor prior to such sale;

PROVIDED, HOWEVER, that if any Other Stockholder chooses not to sell any or all Shares which such Other Stockholder may be entitled to sell under this
Section 5.1, and one or more of the Other Stockholders is exercising its right to sell the maximum number of shares permissible (for purposes of this Section 5, each, a "Reoffer Stockholder"), then each Reoffer Stockholder and the Proposed Transferor shall have the option to sell such Shares as to which the option to sell has not been exercised (for purposes of this Section 5, the "Reoffer Shares"), subject to allocation among them pro rata based on their respective ownership of shares of Common Stock or Preferred Stock, as the case may be.

    Any such sales by any Other Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Proposed Transferor, except that (i) the only representation and warranty or covenant which any Other Stockholder shall be required to make in connection with the Tag-Along Sale is a representation or warranty with respect to its own ownership of the Shares to be sold by it and its ability to convey title thereto free and clear of all Liens and (ii) the liability of any Tag-Along Stockholder with respect to any representation and warranty made in connection with the Tag-Along Sale shall be the several liability of such Other Stockholder (and not joint with any other person). Notwithstanding the foregoing, in the event that the Proposed Transferor is required in connection with such sale to make any additional representations and warranties or enter into any additional covenants, each Other Stockholder shall be required to severally indemnify the Proposed Transferor and any other persons making such

                         Holdings Stockholders Agreement
                         -------------------------------
additional representations and warranties or entering into such additional covenants for such Other Stockholder's pro rata share (based on the consideration being received by the Proposed Transferor and Other Stockholders for the securities being sold) of any liabilities resulting from such representations and warranties or covenants; PROVIDED, HOWEVER, that such indemnification liability shall be limited to an amount no greater than the amount of proceeds actually received by such Other Stockholder in the Tag-Along Sale. Each Other Stockholder whose shares are sold in a Tag-Along Sale shall be required to bear a proportionate share of the expenses of the transaction, including, without limitation, legal, accounting and investment banking fees and expenses.

    5.2 NOTICE OF TAG-ALONG OPPORTUNITY. The Proposed Transferor participating in a Tag-Along Sale shall promptly (and in no event less than 30 Business Days prior to the consummation thereof) provide the Company with notice (for purposes of this Section 5, the "Proposed Transferor


                         Holdings Stockholders Agreement
                         -------------------------------

Notice") of the proposed Tag-Along Sale (which the Company shall transmit to each Other Stockholder within three Business Days of its receipt thereof) containing the following:

         (a) the name and address of the proposed Transferee of the Shares in the Tag-Along Sale;

         (b) the number of shares of Common Stock and Preferred Stock proposed to be Transferred by the Proposed Transferor in the event none of the Other Stockholders elects to participate;

         (c) the proposed amount and form of consideration to be paid for such Shares and the terms and conditions of payment offered by the proposed Transferee;

         (d) the aggregate number of shares of Common Stock and Preferred Stock held of record by such Proposed Transferor as of the date of the notice (for purposes of this Section 5, the "Notice Date") from the Proposed Transferor to the Company;

         (e) the aggregate number of shares of Common Stock and Preferred Stock held of record as of the Notice Date by all Other Stockholders as a group;

         (f) the maximum number of shares of Common Stock and Preferred Stock each such Other Stockholder is entitled to include in the Tag-Along Sale (as computed in accordance with the equations set forth in Section 5.1); and

         (g) that the proposed Transferee has been informed of the "tag-along" rights provided for in Section 5.1.

    5.3 NOTICE AND TERMS OF ACCEPTANCE OF TAG-ALONG OPPORTUNITY. If an Other Stockholder desires to participate in such Tag-Along Sale, such Other Stockholder shall provide written notice (for purposes of this Section 5, the "Tag-Along Notice") to such Proposed Transferor not later than 10 Business Days after the Notice Date setting forth the number of shares of Common Stock and Preferred Stock, if any, such Other Stockholder elects to include in the Tag-Along Sale. In the event that any Other Stockholder chooses not to sell any or all Shares which such Other Stockholder may be entitled to sell under
Section 5.1, the Proposed Transferor participating in the Tag-Along Sale shall promptly (and in no event less than 15 Business Days prior to the consummation of such Tag-Along Sale) provide the


                         Holdings Stockholders Agreement
                         -------------------------------

Company with notice (for purposes of this Section 5, the "Reoffer Notice") of such Reoffer Shares available for sale pursuant to Section 5.1 (which the Company shall transmit to each Reoffer Stockholder within 3 Business Days of its receipt thereof). If a Reoffer Stockholder desires to participate in the sale of any of the Reoffer Shares, such Reoffer Stockholder shall provide written notice thereof to such Proposed Transferor not later than 5 Business Days after receipt of the Reoffer Notice setting forth the number of additional shares of Common Stock and Preferred Stock, if any, such Reoffer Stockholder elects to include in the Tag-Along Sale. An Other Stockholder may elect to include Shares in a Tag-Along Sale only if such Other Stockholder elects to include in such Tag-Along Sale a ratio of shares of Common Stock to shares of Preferred Stock equal to the ratio of shares of Common Stock to shares of Preferred Stock proposed to be sold by the Proposed Transferor in the Tag-Along Sale; PROVIDED, HOWEVER, that (i) if an Other Stockholder is selling all shares of Common Stock owned by it and its Affiliates (including all shares of Common Stock issuable upon the exercise of Warrants and Options owned by it and its Affiliates) in such Tag-Along Sale, then the number of shares of Preferred Stock sold by such Other Stockholder in the Tag-Along Sale shall not be limited by the provisions of this sentence and (ii) if an Other Stockholder is selling all of the shares of Preferred Stock owned by it and its Affiliates in such Tag-Along Sale, then the number of shares of Common Stock sold by such Other Stockholder in the Tag-Along Sale shall not be limited by the provisions of this sentence. The Tag-Along Notice and any notice given by an Other Stockholder to participate in the sale of Reoffer Shares shall constitute such Other Stockholder's binding agreement to sell such Shares as are included therein on the terms and conditions applicable to such sale (including the requirements of this Section 5). In the event that the proposed transferee does not purchase the shares of the Proposed Transferor, then the proposed Tag-Along Sale by the Other Stockholders to such proposed transferee shall not take place.

    5.4 APPLICATION OF TAG-ALONG PROVISIONS. The provisions of this Section 5 shall not apply to:

         (a) any transaction in which shares of Common Stock or Preferred Stock are proposed to be sold publicly pursuant to a registration statement filed under the Act;

         (b)  any Transfer to a Permitted Transferee;

         (c) any one transaction or series of related transactions involving the Transfer (other than to a


                         Holdings Stockholders Agreement
                         -------------------------------

Permitted Transferee) by the Proposed Transferor of 10,000 or fewer shares of Common Stock or 1,000 or fewer shares of Preferred Stock, subject to an aggregate maximum per transferor of 25,000 shares of Common Stock and 2,500 shares of Preferred Stock, and provided that the transferee enters into a written agreement in form and substance reasonably satisfactory to the Company to be bound by the terms and conditions of this Agreement;

         (d) any shares of Common Stock or Preferred Stock proposed to be Transferred by the Proposed Transferor which are purchased by the Company or any Other Stockholder pursuant to Section 3;

         (e) any Transfer of shares of Common Stock in connection with an Acquisition Proposal subject to the provisions of Section 4 hereof; or

         (f) any Transfer by an Other Stockholder (as defined in Section 6.1) pursuant to Section 6 below.

    5.5 TERMINATION OF TAG-ALONG RIGHTS. Notwithstanding anything herein to the contrary, the rights and obligations provided for in this Section 5 shall terminate, with respect to all Shares (other than Preferred Stock) held by each Other Stockholder, upon the occurrence of the Qualified IPO Date.

    5.6 RESTRICTIONS CUMULATIVE. The restrictions on transfer imposed by this Section 5 on any Stockholder shall be in addition to, and not in lieu of, the restrictions on transfer imposed by Sections 2, 3 and 4 of this Agreement to the extent the same are otherwise applicable to such Stockholder.

    6.   "TAG-ALONG" RIGHTS FOR SALES BY UBS GROUP.

    6.1 TAG-ALONG SALES BY UBS GROUP. If any member of the UBS Group (for purposes of this Section 6, the "Proposed Transferor") at any time or from time to time, in one transaction or in a series of related transactions, desires to Transfer (for purposes of this Section 6, a "Tag-Along Sale") shares of Preferred Stock to any Person (including the Company or any Subsidiary of the Company), then each of P-1 Limited Partnership, P-2 Limited Partnership, P-3 Limited Partnership and P-4 Limited Partnership (for purposes of this Section 6, collectively, the "Other Stockholders") shall have the right, but not the obligation, to elect that the Proposed Transferor be obligated to require, as a condition to such Tag-Along Sale, that the proposed purchaser purchase from each such electing


                         Holdings Stockholders Agreement
                         -------------------------------

Other Stockholder up to the number of shares of Preferred Stock having an aggregate redemption value equal to the amount derived by multiplying the aggregate redemption value of the shares of Preferred Stock owned by or issuable to such electing Other Stockholder times a fraction, the numerator of which is the aggregate redemption value of the shares of Preferred Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the proposed purchaser (without giving effect to any reduction in such number of shares by reason of any Other Stockholder's election to exercise the "tag-along" rights provided in this Section 6 in connection with such transaction) and the denominator of which is the aggregate redemption value of the shares of Preferred Stock owned by or issuable to the Proposed Transferor prior to such sale; PROVIDED, HOWEVER, that if any Other Stockholder chooses not to sell any or all Shares which such Other Stockholder may be entitled to sell under this Section 6.1, and one or more of the Other Stockholders is exercising its right to sell the maximum number of shares permissible (for purposes of this Section 6, each, a "Reoffer Stockholder"), then each Reoffer Stockholder and each member of the UBS
Group shall have the option to sell such Shares as to which the option to sell has not been exercised (for purposes of this Section 6, the "Reoffer Shares"), subject to allocation among them pro rata based on their respective ownership of shares of Preferred Stock.

          Any such sales by any Other Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Proposed Transferor, except that (i) the only representation and warranty or covenant which any Other Stockholder shall be required to make in connection with the Tag-Along Sale is a representation or warranty with respect to its own ownership of the Shares to be sold by it and its ability to convey title thereto free and clear of all Liens and (ii) the liability of any Tag-Along Stockholder with respect to any representation and warranty made in connection with the Tag-Along Sale shall be the several liability of such Other Stockholder (and not joint with any other person). Notwithstanding the foregoing, in the event that the Proposed Transferor is required in connection with such sale to make any additional representations and warranties or enter into any additional covenants, each Other Stockholder shall be required to severally indemnify the Proposed Transferor and any other persons making such additional representations and warranties or entering into such additional covenants for such Other Stockholder's pro rata share (based on the consideration being received by the Proposed Transferor and Other Stockholders for the securities being sold) of any liabilities resulting from such representations and warranties or covenants; PROVIDED,


                      Holdings Stockholders Agreement
                      -------------------------------

HOWEVER, that such indemnification liability shall be limited to an amount no greater than the amount of proceeds actually received by such Other Stockholder in the Tag-Along Sale. Each Other Stockholder whose shares are sold in a Tag-Along Sale shall be required to bear a proportionate share of the expenses of the transaction, including, without limitation, legal, accounting and investment banking fees and expenses.

          6.2 NOTICE OF TAG-ALONG OPPORTUNITY. The Proposed Transferor participating in a Tag-Along Sale shall promptly (and in no event less than 30 Business Days prior to the consummation thereof) provide the Company with notice (for purposes of this Section 6, the "Proposed Transferor Notice") of the proposed Tag-Along Sale (which the Company shall transmit to each Other Stockholder within three Business Days of its receipt thereof together with any additional information which the Company elects to provide to the other Stockholders in connection therewith) containing the following:

                    (a) the name and address of the proposed Transferee of the Shares in the Tag-Along Sale;

                    (b) the number of shares of Preferred Stock proposed to be Transferred by the Proposed Transferor in the event none of the Other Stockholders elects to participate;

                    (c) the proposed amount and form of consideration to be paid for such Shares and the terms and conditions of payment offered by the proposed Transferee;

                    (d) the aggregate number of shares of Preferred Stock held of record by such Proposed Transferor as of the date of the notice (for purposes of this Section 6, the "Notice Date") from the Proposed Transferor to the Company;

                    (e) that the proposed Transferee has been informed of the "tag-along" rights provided for in Section 6.1.

          6.3 NOTICE AND TERMS OF ACCEPTANCE OF TAG-ALONG OPPORTUNITY. If an Other Stockholder desires to participate in such Tag-Along Sale, such Other Stockholder shall provide written notice (for purposes of this Section 6, the "Tag-Along Notice") to such Proposed Transferor not later than 10 Business Days after the Notice Date setting forth the number of shares of Preferred Stock, if any, such Other Stockholder elects to include in the Tag-Along Sale. In the


                      Holdings Stockholders Agreement
                      -------------------------------
event that any Other Stockholder chooses not to sell any or all Shares which such Other Stockholder may be entitled to sell under Section 6.1, the Proposed Transferor participating in the Tag-Along Sale shall promptly (and in no event less than 15 Business Days prior to the consummation of such Tag-Along Sale) provide the Company with notice (for purposes of this Section 6, the "Reoffer Notice") of such Reoffer Shares available for sale pursuant to Section 6.1 (which the Company shall transmit to each Reoffer Stockholder within 3 Business Days of its receipt thereof). If a Reoffer Stockholder desires to participate in the sale of any of the Reoffer Shares, such Reoffer Stockholder shall provide written notice thereof to such Proposed Transferor not later than 5 Business Days after receipt of the Reoffer Notice setting forth the number of additional shares of Preferred Stock, if any, such Reoffer Stockholder elects to include in the Tag-Along Sale. The Tag-Along Notice and any notice given by an Other Stockholder to participate in the sale of Reoffer Shares shall constitute such Other Stockholder's binding agreement to sell such Shares as are included therein on the terms and conditions applicable to such sale (including the requirements of this Section 6). In the event that the proposed transferee does not purchase the shares of the Proposed Transferor, then the proposed Tag-Along Sale by the Other Stockholders to such proposed transferee shall not take place.

          6.4  APPLICATION OF TAG-ALONG PROVISIONS.  The provisions of this
Section 6 shall not apply to:

                    (a) any transaction in which shares of Preferred Stock are proposed to be sold publicly pursuant to a registration statement filed under the Act;

                    (b)  any Transfer to a Permitted Transferee;

                    (c) any one transaction or series of related transactions involving the Transfer (other than to a Permitted Transferee) by the Proposed Transferor of 1,000 or fewer shares of Preferred Stock, subject to an aggregate maximum per transferor of 2,500 shares of Preferred Stock, and provided that the transferee enters into a written agreement in form and substance reasonably satisfactory to the Company to be bound by the terms and conditions of this Agreement;

                    (d) any shares of Preferred Stock proposed to be Transferred by the Proposed Transferor which are purchased by the Company or any Other Stockholder pursuant to Section 3;


                      Holdings Stockholders Agreement
                      -------------------------------

                    (e) any Transfer by an Other Stockholder (as defined in Section 5.1) pursuant to Section 5 above.

          6.6 RESTRICTIONS CUMULATIVE. The restrictions on transfer imposed by this Section 6 on any Stockholder shall be in addition to, and not in lieu of, the restrictions on transfer imposed by Sections 2, 3 and 4 of this Agreement to the extent the same are otherwise applicable to such Stockholder.

          7.   PREEMPTIVE RIGHTS OF UBS CAPITAL.

          7.1 GRANT OF RIGHT. If at any time hereafter the Company proposes to sell or issue any Common Stock or Preferred Stock or any securities exercisable for or convertible into Common Stock or Preferred Stock or any Subsidiary of the Company proposes to sell or issue any equity securities or any securities exercisable for or convertible into equity securities ("New Stock"), the Company shall provide to the UBS Group a priority subscription right to purchase up to a proportionate amount of New Stock determined (i) in the case of Common Stock, any securities exercisable for or convertible into Common Stock or any securities to be issued by a Subsidiary, by multiplying the number of shares of New Stock proposed to be sold or issued by the Company or any Subsidiary of the Company by a fraction, the numerator of which is the number of shares of any class of Common Stock then held by or issuable to the UBS Group and the denominator of which is the number of shares of all classes of Common Stock then issued and outstanding on a fully diluted basis, excluding the shares held by the Company or any direct or indirect subsidiary of the Company, (ii) in the case of Preferred Stock or any securities exercisable for or convertible into Preferred Stock, by multiplying the aggregate redemption value of the shares of New Stock proposed to be sold or issued by the Company by a fraction, the numerator of which is the aggregate redemption value of all shares of Preferred Stock then held by or issuable to the UBS Group and the denominator of which is the aggregate redemption value of all shares of Preferred Stock then issued and outstanding on a fully diluted basis, excluding the shares held by the Company or any Subsidiary of the Company; PROVIDED, HOWEVER, that such priority subscription right shall not apply to any issuance or sale of New Stock (a) all or substantially all of the net proceeds of which are used in connection with, or which are issued as acquisition consideration in, the acquisition of any business enterprise by the Company or any of its Subsidiaries; (b) in any public offering; (c) pursuant to any compensation plan for any director, officer or other employee of the Company or its Subsidiaries; (d) issuable upon the exercise or conversion


                      Holdings Stockholders Agreement
                      -------------------------------
of any securities outstanding on the date of this Agreement; (e) issuable upon the exercise or conversion of any securities issued after the date of this Agreement, the issuance of which were subject to the provisions of the this Section 7.1; (f) which is issued to the Company or any Subsidiary of the Company; or (g) which is issued in connection with the establishment of a joint venture with an unaffiliated third party.

          7.2 EXERCISE OF RIGHT. If the Company proposes to undertake an issuance or sale of New Stock to which the priority subscription right granted under Section 7.1 applies, the Company shall give UBS Capital (as representative of the members of the UBS Group) notice of its intention, which notice shall describe the type of New Stock and the price and the general terms upon which the Company proposes to issue or sell such New Stock and which, if any offering materials are provided to the proposed purchasers, shall be accompanied by a copy of such offering materials. UBS Capital shall have ten Business Days from the date such notice is given to give the Company notice of the election of the UBS Group to purchase all or any portion of the proportionate amount of such New Stock set forth in Section 7.1 for the price and upon the general terms specified in such notice, stating the quantity of such New Stock to be purchased; PROVIDED, HOWEVER, that if the price so specified is payable in whole or in part in property, the UBS Group may pay in cash the fair market value of such property as determined by the Board in good faith. If UBS Capital does not give such notice within such period, the UBS Group shall be deemed to have waived its rights pursuant to this Section 7 with respect to such New Stock.

          7.3 SALE UPON WAIVER. Notwithstanding the preceding provisions of this Section 7, the Company may sell any portion of an issue of New Stock, with respect to which such rights have been waived in writing by UBS Capital, prior to the expiration of the ten Business Day period provided for by
Section 7.2.

          7.4 TERMINATION OF PREEMPTIVE RIGHTS. Notwithstanding anything herein to the contrary, the rights and obligations provided for in this
Section 7 shall terminate upon the occurrence of the Qualified IPO Date.

          8. AFFILIATE TRANSACTIONS. For so long as UBS Capital is a Stockholder, the Company shall not engage in, undertake or enter into, or commit to engage in, undertake or enter into, and shall cause its Subsidiaries not to engage in, undertake or enter into, or commit to engage in, undertake or enter into, any agreement, transaction or arrangement (other than an agreement, transaction or


                      Holdings Stockholders Agreement
                      -------------------------------
arrangement providing for the payment of not more than $150,000 which has been approved by an independent majority of the Board of Directors of the Company) with any Affiliate of the Company, any Stockholder or any Affiliate of any Stockholder, unless the Company, the respective Subsidiary of the Company or the Company on behalf of such Subsidiary has obtained the written consent of UBS Capital with respect to such agreement, transaction or arrangement. If UBS Capital does not give written notice to the Company of its disapproval of such agreement, transaction or arrangement within ten Business Days after written notice of the proposed agreement, transaction or arrangement is given to it, UBS Capital shall be deemed to have given its written consent to such agreement, transaction or arrangement. The restrictions contained in this Section 8 shall terminate upon the occurrence of the Qualified IPO Date. Notwithstanding the foregoing, the provisions of this Section 8 shall not apply to (i) agreements, transactions and arrangements set forth in or contemplated by the Management Services Agreement, (ii) agreements, transactions and arrangements between the Company or any of its Subsidiaries and Union Bank of Switzerland, including, without limitation, agreements, transactions and arrangements set forth in or contemplated by the Facility Agreement, dated as of June 16, 1995, between ABI Acquisition 2 PLC and Petrowax PA Inc. as initial borrowers, the Companies named therein as initial guarantors, Union Bank of Switzerland as arranger, Union Bank of Switzerland as facility agent, Union Bank of Switzerland as security trustee and certain others, (iii) agreements, transactions and arrangements set forth in or expressly contemplated by this Agreement or any subscription agreement entered into on or before the date hereof by the Company or any Subsidiary and (iv) agreements, transactions and arrangements relating to the indemnification of officers and directors of the Company and its Subsidiaries or the payment of reasonable and customary directors' fees and reimbursement of directors' and officers' expenses.

          9.   SALE OF BUSINESS.

          9.1 COOPERATION WITH UBS CAPITAL. Promptly after any determination by the Board for the Company to consider undertaking a transaction which would have as an intended result a Change of Control of the Company, or cause the Company or any Subsidiary to undertake a transaction which would have as an intended result a Change of Control of a Subsidiary or a material operating division (a "Sale"), the Company will notify UBS Capital with respect to the proposed Sale. If requested by UBS Capital, the Company will consult with UBS Capital with respect to the terms and conditions on which such Sale could be completed, including without


                       Holdings Stockholders Agreement
                       -------------------------------
limitation the anticipated amount and form of consideration, the proposed structure of the Sale, the estimated costs to the Company or the Subsidiary of completing the Sale and any evaluation of the desirability of the Sale. Notwithstanding the foregoing, the Company shall have no obligation to prepare any document, other than a brief term sheet, for the express purpose of conveying information to UBS Capital concerning a proposed Sale.

          9.2 RECEIPT OF OFFER TO PURCHASE. If the Company receives a bona fide, written third-party offer to complete a Sale (the "Third Party Offer"), the Company shall not accept such offer or commit the Company or a Subsidiary to complete the Sale unless the Company notifies UBS Capital of the Offer and provides to UBS Capital information reasonably sufficient to permit UBS Capital to evaluate the attractiveness of the Third Party Offer. The Company will not accept the Third Party Offer if within five Business Days after giving notice of the offer to UBS Capital, UBS Capital gives written notice to the Company that UBS Capital desires the Company to seek a Sale on terms more advantageous than those set forth in the Third Party Offer and UBS Capital identifies a third party the Company should contact. If UBS Capital gives such notice, the Company will use reasonable efforts to respond to the reasonable requests of the party identified by UBS Capital with respect to information concerning the Company's business. During the period (the "Consulting Period") ending on the earlier of (a) 30 days after the date of such notice by UBS Capital to the Company and (b) delivery by UBS Capital to the Company of a consent to proceed with the proposed Sale, the Company will not make any commitments to third parties with respect to a Sale, including making any exclusive dealing commitment, provided that the Company shall be permitted to make commitments relating to the confidentiality of information, the performance of due diligence and the expenses of the parties. If the Company does not receive prior to the expiration of the Consulting Period a bona fide third party written offer to complete a Sale of the Company or the Subsidiary to which the Third Party Offer pertains, which offer is not subject to conditions which the Company deems to be unduly burdensome (an "Alternative Offer"), the restrictions imposed on the Company with respect to such Sale shall terminate.

          9.3 EVALUATION OF ALTERNATIVE OFFER. If an Alternative Offer is presented to the Company prior to the expiration of the Consulting Period, the Board in good faith shall make a determination as to the relative desirability of the Third Party Offer and the Alternative Offer, taking into account such factors as the Board may in its reasonable discretion determine to be pertinent. If the Board


                       Holdings Stockholders Agreement
                       -------------------------------
determines that the Alternative Offer is more favorable to the Company than the Third Party Offer, the Company may elect to undertake to complete the Sale on the terms provided for in the Alternative Offer or may elect not to undertake the Sale. If the Board does not determine that the Alternative Offer is more favorable to the Company than the Third Party Offer, the Company shall have no further obligations or be subject to any further restrictions under this Section 9 with respect to such Sale. In that event, the Company, without limitation, may elect to undertake to complete the Sale on the terms of the Third Party Offer or on other terms, may elect to undertake a Sale to the Offeror in respect of the Alternative Offer on terms which may be other than those of the Alternative Offer, and may elect not to undertake the Sale. The Stockholders agree that the performance by the Company of its obligations under this Section 9 shall not breach any duty the Company or any of its directors or officers or controlling stockholders may have to the Stockholders, including any statutory or fiduciary duty or other common law duty.

          9.4 CONFIDENTIALITY AGREEMENT. The Company may condition any undertaking of consultations with UBS Capital in connection with this Section 9 upon the execution and delivery by UBS Capital to the Company of a confidentiality agreement reasonably satisfactory to the Company and its counsel and upon the satisfaction of any governmental approvals, if any, required in connection with the delivery of such documents or information or with such consultations.

          9.5 NO RIGHT TO REPRESENT OR COMMIT THE COMPANY. Notwithstanding anything herein to the contrary, UBS Capital is not entitled to represent the Company in any discussions with third parties and is not entitled to commit or obligate the Company in any way.

          9.6  TERMINATION OF RIGHT TO DELIVER ALTERNATIVE OFFER.
Notwithstanding anything herein to the contrary, the rights of UBS Capital and the obligations of and restrictions imposed on the Company under this
Section 9 shall terminate upon the earlier of (i) the occurrence of the Qualified IPO Date and (ii) such time as UBS Capital is no longer a Significant Stockholder.

          9.7 APPLICATION TO DRAG-ALONG SALE. In the event that any Originating Partnership determines to consider undertaking a transaction which would permit it to exercise its rights to cause a Drag-Along Sale pursuant to Section 4, such transaction shall be considered a Sale and all obligations imposed on the Company under this Section 9 shall apply to and be fully complied with by such Originating Partnership.


                       Holdings Stockholders Agreement
                       -------------------------------

          10. RESTRICTIONS ON AMENDMENT OF GOVERNING DOCUMENTS. The Company and the Stockholders agree not to amend the articles of incorporation or bylaws of the Company, and agree not to permit the amendment of the articles of incorporation, charter or bylaws of any Subsidiary, or, for a Subsidiary for which there are no articles of incorporation, charter or bylaws, such other instrument or instruments having a purpose comparable to the articles of incorporation, charter or bylaws of a corporation, without the prior written consent of UBS Capital with respect to such amendment, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that (i) no consent of UBS shall be required to establish a new series of Preferred Stock (including the filing of a certificate of designations with respect thereto) or to increase the number of authorized shares of capital stock of the Company and
(ii) UBS may withhold its consent in its sole discretion with respect to any amendment which would materially and adversely affect the rights, preferences or privileges of the Series A Preferred Stock or which would adversely discriminate against the Class C Common Stock as compared to the Class A Common Stock, Class B Common Stock or Class D Common Stock. Notwithstanding the foregoing, UBS Capital shall be deemed to have given its written consent to any such amendment if the Company has received no written objection thereto from UBS Capital within ten Business Days after written notice of the proposed amendment is given by the Company to UBS Capital. Notwithstanding anything herein to the contrary, the obligations and restrictions contained in this Section 10 shall terminate upon the earlier of (i) the occurrence of the Qualified IPO Date and (ii) such time as UBS Capital is no longer a Significant Stockholder.

          11.  CORPORATE GOVERNANCE.

          11.1 OBSERVER STATUS. At any time that UBS remains a Significant Stockholder and does not have one or more nominees on the Board pursuant to
Section 11.2, UBS Capital will have the right to designate two individuals to observe any meeting of the Board, any committees of the Board, the boards of directors of the Subsidiaries of the Company ("Subsidiary Boards") and any committees of any Subsidiary Boards, subject, however, to the right of the Company to in good faith exclude such observers from any Company or subsidiary board or committee meeting to the minimum extent necessary for the purpose of protecting any attorney/client privilege. Not more than two observers may attend any single meeting. Each such observer shall be required to execute and deliver to the Company a confidentiality agreement reasonably satisfactory to the Company. Observers shall not interfere with the performance by members of such boards of any of their respective


                       Holdings Stockholders Agreement
                       -------------------------------
statutory or common law duties. Subject to the right of the Company to in good faith exclude observers from any meeting and limit the distribution of information to the minimum extent necessary for the purpose of protecting any attorney/client privilege in accordance with the first sentence of this
Section 11.1, Observers shall have the right to participate in all Board, Subsidiary board and committee discussions and to receive copies of all documents (including, without limitation, notices of meetings and requests for written consents) at the same time as Board, Subsidiary board or committee members receive such documents, but shall not have any voting or approval rights.

          11.2 RIGHT OF UBS CAPITAL TO NOMINATE DIRECTORS. From and after the expiration of the Loan Period for so long as UBS Capital remains a Significant Stockholder (the "Governance Period"), UBS Capital shall have the right to nominate two members of the Board and one member of each Subsidiary Board (each, a "UBS Nominee"). Each of the Stockholders agrees that such Stockholder will vote all shares of Class A Common Stock now or hereafter owned by such Stockholder at any meeting of stockholders of the Company and in whatever other manner is necessary to ensure that during the Governance Period, one UBS Nominee to the Board is duly elected. Each of the Stockholders also agrees that such Stockholder will vote all shares of Class B Common Stock now or hereafter owned by such Stockholder at any meeting of shareholders of the Company and in whatever other manner is necessary to ensure that during the Governance Period, the second UBS Nominee to the Board is duly elected. The Company agrees that it will vote all shares of voting Capital Stock of any Subsidiaries held by it and will cause to be voted all shares of voting Capital Stock of the Subsidiaries at any meetings of shareholders of Subsidiaries and in whatever other manner is necessary to ensure that one UBS Nominee to each Subsidiary Board is duly elected during the Governance Period. UBS Capital shall have the further right during the Governance Period to have one UBS Nominee serve as a member of each Board committee and each Subsidiary Board committee as may be established from time to time.

          11.3 VACANCIES. If any director ("Withdrawing Director") selected in the manner set forth in Section 11.2 above is unable to serve or, once having commenced to serve, is removed or withdrawn from the Board or a Subsidiary Board, such Withdrawing Director's replacement (the "Substitute Director") on the Board or the Subsidiary Board will be nominated by the party who nominated the Withdrawing Director. Each of the Stockholders agrees that such Stockholder will vote all shares of Class A Common Stock and Class B Common Stock, as


                       Holdings Stockholders Agreement
                       -------------------------------
applicable, now or hereafter held by it, and the Company agrees to vote all voting Capital Stock now or hereafter owned or controlled by it, directly or indirectly, for the election to the Board or such Subsidiary Board of such Substitute Director.

          11.4. RIGHTS NOT ASSIGNABLE WITHOUT CONSENT. Notwithstanding any other provision of this Agreement, the right of UBS Capital to select the UBS Nominees is not transferable, whether by sale of Shares or otherwise, except with the consent of the Company and the Originating Partnerships which consent shall not be unreasonably withheld.

          11.5 TERMINATION OF GOVERNANCE RIGHTS. Notwithstanding anything herein to the contrary, the corporate governance rights of UBS Capital and the obligations of the Stockholders and the Company provided for in this
Section 11 shall terminate upon the occurrence of the Qualified IPO Date and, if requested by the Company, the Stockholders and the Company agree to take such action, as soon as practicable thereafter, as may be necessary to achieve the resignation or removal of all UBS Nominees. Nothing in this
Section 11.6 shall be deemed to prohibit or otherwise limited the exercise by UBS Capital of its voting rights with respect to any shares of Capital Stock held by it.

          12. TERMINATION. Except for the provisions of Sections 6 and 13, which shall survive the expiration or other termination of this Agreement, this Agreement shall terminate on the earlier to occur of (a) the written approval of (i) the Originating Partnerships and (ii) UBS Capital if then a Stockholder and (b) June 27, 2005. A Stockholder shall cease to be deemed a Stockholder hereunder, and shall no longer be a party to this Agreement, at such time as such Stockholder ceases to own any Shares.

          13. REGISTRATION RIGHTS. The Company agrees to afford to each Eligible Holder the registration rights set forth in Exhibit B hereto.

          14.    MISCELLANEOUS.


          14.1 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law.

          14.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement (including the exhibits hereto) constitutes the entire agreement of the parties with respect to the subject


                    Holdings Stockholders Agreement
                    -------------------------------
matter hereof and may not be modified or amended except by a written agreement signed by (a) the Company, (b) the Originating Partnerships and (c) UBS Capital if then a Stockholder. Notwithstanding the foregoing, the Company shall have the right, subject to Section 7, from and after the date hereof, in the sole discretion of the Board, to issue shares of Common Stock or Preferred Stock, or options or warrants to purchase or securities convertible into such shares, to any Person (whether or not such Person is already party to this Agreement) and to cause such securities and such Persons (to the extent not already subject to this Agreement) to become subject to this Agreement as Registrable Securities and as a Stockholder of whatever class as the Company may determine, respectively.

          14.3 LEGEND ON STOCK CERTIFICATES. Each certificate representing Shares which are subject to this Agreement shall be endorsed with a legend substantially to the following effect (in addition to any legend required by applicable state securities or "blue sky" laws):

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR MSC HOLDINGS, INC. (THE ""COMPANY'') SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS ALSO SUBJECT TO COMPLIANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 27, 1995, AS SUPPLEMENTED, MODIFIED AND AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS SIGNATORY THERETO, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION DURING REGULAR BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of securities of the Company represented thereby) shall also bear such legend, unless the restrictions contained in Sections 3, 4, 5 and 6 of this Agreement are no longer in effect and, in the opinion of counsel for the Company, the Shares represented thereby need no longer be subject to the restrictions contained in


                    Holdings Stockholders Agreement
                    -------------------------------

Section 2 of this Agreement. The provisions of Sections 2, 3, 4, 5 and 6 of this Agreement shall be binding upon, and shall inure to the benefit of, the Stockholders and all subsequent holders of Shares who acquired the same directly or indirectly from a Stockholder in a transaction or series of transactions not involving any public offering. The Company agrees that it will not transfer on its books any certificate representing Shares in violation of the provisions of this Agreement.

          14.4 SPECIFIC PERFORMANCE. Due to the fact that the securities of the Company cannot be readily purchased or sold in the open market, and for other reasons, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

          14.5 WAIVER. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, a Stockholder shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of the Shares originally acquired by such Stockholder.

          14.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Stockholders and their respective heirs, personal representatives, successors and permitted assigns.

          14.7 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                    Holdings Stockholders Agreement
                    -------------------------------

          14.8 HEADINGS. The section headings contained herein are for the purposes of convenience of reference only and are not intended to define or limit the contents of said sections.

          14.9 FURTHER ASSURANCES. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

          14.10 GENDER. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

          14.11 NOTICES. Any notice or other communication to be given hereunder by any party to any other party shall be in writing and delivered in person or by courier or by facsimile transmission or by mail, postage prepaid, as follows:

                  (a) if to the Company, to MSC Holdings, Inc., Suite 1000, 1800 Century Park East, Los Angeles, CA 90067, Attention: Chief Financial Officer, Telecopier No.: (310) 277-5591 (with a copy to Gibson, Dunn & Crutcher, 333 South Grand Avenue, Los Angeles, California 90071, Attention:
    Bruce D. Meyer, Esq., Telecopier No.: (213) 229-7520)), or at such other place as the Company shall have designated by notice as herein provided to each of the Stockholders; and

                  (b) if to a Stockholder, to the address of such Stockholder as it appears on Exhibit A hereto, or at such other place as such Stockholder shall have designated by notice as herein provided to the Company.

          14.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, but all of which shall constitute but one and the same instrument.

          14.13 DISPUTE RESOLUTION. To the fullest extent permitted by law, any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement or any action taken by the Company or any Stockholder hereunder, or otherwise arising out of the execution or performance hereof, including any claim based on contract, tort or statute, shall be determined, at the request of any

                    Holdings Stockholders Agreement
                    -------------------------------
party, by arbitration conducted in the English language in New York, New York or in Wilmington, Delaware, as determined by the American Arbitration Association in accordance with and to the extent permitted by the Delaware Arbitration Act and, to the extent not inconsistent therewith, the Rules for Large Complex Cases of the American Arbitration Association as in effect on the date that demand for such arbitration is filed with the American Arbitration Association. The arbitrator shall be a member of the Large, Complex Case Panel of the American Arbitration Association. The parties to the arbitration shall attempt to select an arbitrator from such members. If the parties to the arbitration do not agree on the selection of an arbitrator within twenty (20) days after the date demand for the arbitration is filed, an arbitrator having such experience shall be selected in accordance with such Rules of the American Arbitration Association. The arbitrator shall set forth his or her determination in writing (which shall be sent to each party to such arbitration) and shall enumerate in reasonable detail the basis of his or her determination. No party to the arbitration may seek, and the arbitrator shall not award, punitive or exemplary damages. To the fullest extent permitted by applicable law, any judgment or award rendered by the arbitrator shall be final, conclusive and binding. Judgment may be entered on any final, unappealable arbitration award by any state or federal court having jurisdiction thereof. To the fullest extent permitted by applicable law, any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 14.13, shall be determined by the arbitrator. The arbitration proceedings as well as the fact such proceedings occur, shall be kept confidential by the Stockholders and may only be disclosed to their personal representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of a breach of this provision, the arbitrator is expressly authorized to assess damages and each of the Stockholders consents to the expansion of the scope of arbitration for such purpose. The pendency of any arbitration under this Section 14.13 shall not relieve any Stockholder of its obligations under this Agreement. To the fullest extent permitted by applicable law, if the Company or any Stockholder shall resort to legal proceedings for injunctive or other similar relief pending the outcome of any such arbitration proceeding or prior to the initiation thereof, such Person shall not be deemed to have waived its rights to cause such matter or any other matter to be referred to arbitration pursuant to this Section 14.13. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Agreement or the arbitration shall not be deemed an election to


                    Holdings Stockholders Agreement
                    -------------------------------
preclude application of the Federal Arbitration Act if it would be applicable. The arbitrator shall have authority in his or her discretion to grant injunctive relief, award specific performance and impose sanctions upon any party to any such arbitration. In his or her award, the arbitrator shall allocate, in his or her discretion, among the parties to the arbitration all costs of arbitration, including the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties.

          14.14 AUTHORITY OF UBS CAPITAL. Each member of the UBS Group (other than UBS Capital) hereby authorizes and empowers UBS Capital to take all actions on behalf of and exercise all rights of such Person under this Agreement, and UBS Capital shall act as the representative of the members of the UBS Group for all purposes under this Agreement.

          14.15 EFFECTIVE DATE. The effective date of this Agreement shall be June 28, 1995, and each reference herein to the date of this Agreement shall be deemed to be a reference to June 28, 1995.





                       Holdings Stockholders Agreement
                       -------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            THE COMPANY:

                                            MSC HOLDINGS, INC.



                                            By: /s/ Frederick J. Elsea, III
                                               --------------------------------
                                               Name: Frederick J. Elsea, III
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------





                       Holdings Stockholders Agreement
                       -------------------------------

                                       STOCKHOLDERS:


                                       PETROWAX EQUITY PARTNERS I L.P.


                                       By:  CENTURY CITY 1800 PARTNERS,
                                            L.P., as general partner

                                       By:  CENTURY CITY 1800 MANAGEMENT
                                            PARTNERS L.P., as general
                                            partner

                                       By:  GELPAR, INC., as general
                                            partner

                                            By: /s/ Frederick J. Elsea, III
                                               --------------------------------
                                               Name: Frederick J. Elsea, III
                                                     --------------------------
                                               Title: Vice President
                                                      -------------------------



                                       PETROWAX EQUITY PARTNERS II L.P.


                                       By:  CENTURY CITY 1800 PARTNERS,
                                            L.P., as general partner

                                       By:  CENTURY CITY 1800 MANAGEMENT
                                            PARTNERS L.P., as general
                                            partner

                                       By:  GELPAR, INC., as general
                                            partner


                                            By: /s/ Frederick J. Elsea, III
                                               --------------------------------
                                               Name: Frederick J. Elsea, III
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------




                       Holdings Stockholders Agreement
                       -------------------------------

                                       PETROWAX EQUITY PARTNERS III L.P.


                                       By:  CENTURY CITY 1800 PARTNERS,
                                            L.P., as general partner

                                       By:  CENTURY CITY 1800 MANAGEMENT
                                            PARTNERS L.P., as general
                                            partner

                                       By:  GELPAR, INC., as general
                                            partner


                                            By: /s/ Frederick J. Elsea, III
                                               --------------------------------
                                               Name: Frederick J. Elsea, III
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------



                                       PETROWAX EQUITY PARTNERS IV L.P.


                                       By:  CENTURY CITY 1800 PARTNERS,
                                            L.P., as general partner

                                       By:  CENTURY CITY 1800 MANAGEMENT
                                            PARTNERS L.P., as general
                                            partner

                                       By:  GELPAR, INC., as general
                                            partner


                                            By: /s/ Frederick J. Elsea, III
                                               --------------------------------
                                               Name: Frederick J. Elsea, III
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------












                       Holdings Stockholders Agreement
                       -------------------------------

                                              UBS CAPITAL CORPORATION


                                              By: /s/ Jeffrey J. Keenan
                                                 -------------------------------
                                                 Name: Jeffrey J. Keenan
                                                      --------------------------
                                                 Title: Managing Director
                                                       -------------------------


                                              By: /s/ Justin Maccarone
                                                 -------------------------------
                                                 Name: Justin Maccarone
                                                      --------------------------
                                                 Title: Managing Director
                                                       -------------------------














                       Holdings Stockholders Agreement
                       -------------------------------

                                       EXHIBIT A
                                     STOCKHOLDERS




                                     Number and                  Number of
                                      Class of                   Shares and
                                      Shares of                   Series of
                                       Common                     Preferred
  Name and Address                      Stock                       Stock
  of Stockholder                        Owned                       Owned
  --------------                        -----                       -----

Petrowax Equity Partners I L.P.          535,715                    58,928
c/o Century City 1800 Partners L.P.      Class A                    Series B
1800 Century Park East, Suite 1000
Los Angeles, CA 90067

Petrowax Equity Partners II L.P.         142,857                    15,714
c/o Century City 1800 Partners L.P.      Class B                    Series B
1800 Century Park East, Suite 1000
Los Angeles, CA 90067

Petrowax Equity Partners III L.P.        35,714                     3,929
c/o Century City 1800 Partners L.P.      Class C                    Series B
1800 Century Park East, Suite 1000
Los Angeles, CA 90067

Petrowax Equity Partners IV L.P.         35,713                     3,929
c/o Century City 1800 Partners L.P.      Class C                    Series B
1800 Century Park East, Suite 1000
Los Angeles, CA 90067

UBS Capital Corporation                      --                     142,500
299 Park Avenue                                                     Series A
New York, New York 10171

                     Exhibit A to Stockholders Agreement
                     -----------------------------------

                                                 Number of Shares of Class C
     Name and Address                              Common Stock Subject to
     of Warrant holder                                    Warrants
     -----------------                                    --------

UBS Capital Corporation                                   409,090
299 Park Avenue
New York, New York 10171














                                                 Number of Shares of Class D
Name and Address                                   Common Stock Subject to
of Optionholder                                           Options
---------------                                           -------

       --                                                   --






                     Exhibit A to Stockholders Agreement
                     -----------------------------------

                                 EXHIBIT B
                            REGISTRATION RIGHTS

      1.   "PIGGY-BACK" REGISTRATION.

      (A) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to effect a Qualified IPO or, following a Qualified IPO, proposes to register any of its equity securities under the Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Act, then the Company will each such time give prompt written notice (which shall be at least 30 days prior to filing) to all Eligible Holders of Registrable Securities of its intention to do so and of such Eligible Holders' rights under this paragraph 1. Upon the written request of any such Eligible Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Eligible Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register or in a separate registration statement concurrently filed and on terms substantially the same as those being offered to the Company; PROVIDED THAT if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Eligible Holder of Registrable Securities and, thereupon:

                      (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and

                       Exhibit B to Stockholders Agreement
                       -----------------------------------

                      (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

      (b) PRIORITY IN "PIGGY-BACK" REGISTRATIONS. If a registration pursuant to this paragraph 1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without adversely affecting the offering, securities determined as follows:

                       (i) first, the securities proposed by the Company to be sold for its own account,

                      (ii) second, any Registrable Securities requested to be included in such registration pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and

                     (iii) third, any other securities of the Company proposed to be included in such registration statement in accordance with the priorities, if any, then existing among the holders of such securities.

        2.   DEMAND REGISTRATION RIGHT OF UBS.

        (a)  RIGHT TO REQUIRE REGISTRATION.  At any time after the earlier of
(a) the date 7 years after the date of this Agreement and (b) the date 9 months following a Qualified IPO, UBS Capital shall have the right to require the Company to file a registration statement under the Securities Act (and the UBS Permitted Transferees shall have the right to participate in such a registration) for a public offering of all or any portion of the shares of Series A Preferred Stock held by the UBS Group when such right is exercised, or all or any portion of the shares of Common Stock either held by the UBS Group when such right is exercised or for which Warrants held by the UBS Group when such right is exercised are exercisable and/or convertible, or all or any portion of both such shares of Series A Preferred Stock and such shares of Common Stock (such shares subject to the demand, the "Registration Demand

                  Exhibit B to Stockholders Agreement
                  -----------------------------------

Securities"), subject to the provisions of this paragraph 2. The demand registration rights granted to the UBS Group in this paragraph 2 are subject to the following limitations: (i) UBS Capital (on behalf of the UBS Group) may make a demand under this paragraph 2 only two (2) times (each, a "Demand Registration"); (ii) the Company shall not be obligated to cause any registration statement filed under this paragraph 2 to be declared effective less than six months after the effective date of the most recent registration statement filed by the Company on its own behalf or for the benefit of the Originating Partnership Group pursuant to Section 3; (iii) the managing underwriter of any such offering shall be a recognized investment banking firm selected by UBS Capital and approved by the Company (which approval shall not be unreasonably withheld); (iv) notwithstanding the giving of notice by UBS Capital of the exercise of its right to require registration under this paragraph 2, the Company may elect to convert such registration into a registration of shares for sale by the Company pursuant to paragraph 1 hereof by providing notice to the Stockholders in accordance with paragraph 1, and in such event the provisions of paragraph 1 shall apply to such registration rather than the provisions of this paragraph 2 and such registration shall not count as a Demand Registration; (v) the Company shall have the right exercisable only one (1) time per each request for a demand registration to postpone for up to six months any registration requested pursuant to this paragraph 2 if, in the opinion of the Board, such registration would interfere with any material transaction then being pursued by the Company or any strategic plan or material business plan adopted by the Company in advance of the registration demand; (vi) notwithstanding any other provision hereof, UBS Capital shall have the right to transfer one or both of its Demand Registrations in connection with a transfer of at least 50% of the Shares owned by it at any time, each such transfer to be subject to the approval of the Company, such approval not to be unreasonably withheld; and
(vii) any demand under this paragraph 2 shall be for a firm commitment underwritten offering, with respect to which the Company shall be required to maintain an effective registration statement for a maximum of 30 days.

      (b) NOTICE OF EXERCISE OF DEMAND REGISTRATION RIGHT; PARTICIPATION RIGHTS. UBS Capital shall provide written notice to the Company of the registration demand (which notice shall state the number of shares of Common Stock and Series A Preferred Stock the UBS Group desires the Company to register and the intended method of disposition of such securities), and the Company promptly shall provide written notice of such demand to all of the other Stockholders and all of the Stockholders then will have the

             Exhibit B to Stockholders Agreement
             -----------------------------------
opportunity to include in the offering shares of Common Stock or Preferred Stock of any series then owned by (or issuable, upon exercise and/or conversion of other securities, to) such Stockholders, but in each case only to the extent permitted by paragraph 2.3 below. In addition, subject to paragraph 2.3 below, the Company may elect to include in any registration statement and offering pursuant to this paragraph 2 newly issued shares of Common Stock and Preferred Stock. Solely for purposes of paragraphs 3 through 9 below, any securities registered pursuant to this paragraph 2 shall be deemed to be Registrable Securities.

     (c) PRIORITY. Notwithstanding the foregoing, if the registration pursuant to this paragraph 2 involves an underwritten offering and the managing underwriter advises the Company or UBS Capital in writing that the number of shares of Common Stock or Preferred Stock desired to be offered by the Company or Stockholders other than the UBS Group together with the Registration Demand Securities of the UBS Group exceeds the maximum number of such shares which the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including, without limitation, pricing) (the "Maximum Number"), then the securities proposed to be included by Stockholders other than the UBS Group or the Originating Partnership Group (the "Other Sellers") shall be excluded from such registration before any such securities of the UBS Group, the Originating Partnership Group or the Company shall be excluded. If, and to the extent that, after the exclusion of the securities proposed to be included by the Other Sellers, the number of securities proposed to be included by the UBS Group, the Originating Partnership Group and the Company exceeds the Maximum Number, such securities to be included on behalf of the Company shall be excluded. If, and to the extent that, after the exclusion of the securities proposed to be included by the Other Sellers and the Company, the number of such securities proposed to be included by the UBS Group and the Originating Partnership Group exceeds the Maximum Number, the UBS Group and the Originating Partnership Group shall be entitled to sell a number of shares of such securities equal to the Maximum Number and such Maximum Number shall be allocated among the UBS Group and the Originating Partnership Group, in the case of shares of Common Stock, according to the UBS Group's and the Originating Partnership Group's Pro Rata share of the Common Stock held by the UBS Group and the Originating Partnership Group, and, in the case of shares of Preferred Stock, based on the relative aggregate redemption value of the shares of Preferred Stock held by the UBS Group and the Originating Partnership Group. Each of the UBS Group, the Originating Partnership Group, the Other Sellers and the Company (in the

                       Exhibit B to Stockholders Agreement
                       -----------------------------------
event that any securities are to be offered by the Company) may withdraw from any demand registration pursuant to this paragraph 2 by giving written notice to the Company prior to the filing date of such registration statement and, in the event of a withdrawal by the UBS Group, such withdrawn Demand Registration shall not be deemed to be a Demand Registration counting against the maximum of two Demand Registrations set forth in paragraph 2(a) if (i) the UBS Group pays or promptly reimburses the Company for all Registration Expenses incurred by the Company in connection with such withdrawn Demand Registration or (ii) a registration statement with respect to a Qualified IPO is filed by the Company with the Commission within 90 days after such withdrawal.

     (d) COOPERATION. If so requested by the managing underwriter of any offering of Common Stock and/or Preferred Stock pursuant to paragraph 1 or this paragraph 2, each of the Stockholders and the Company shall agree not to sell any such securities (other than shares to be sold in such offering) for a period of seven days prior to and up to 180 days after the effective date of the registration statement filed with respect to such offering, except for sales by the Company pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto.

     3.   DEMAND REGISTRATION RIGHTS OF ORIGINATING PARTNERSHIPS.

     (a)  RIGHT TO REQUIRE REGISTRATION.  At any time after the earlier of
(a) the date 7 years after the date of this Agreement and (b) the date 9 months following a Qualified IPO, either of the Originating Partnerships, provided that such Originating Partnership is then a Stockholder, shall have the right to require the Company to file a registration statement under the Securities Act (and the other Originating Partnership and their respective Permitted Transferees shall have the right to participate in such registration) for a public offering of all or any portion of the shares of Series B Preferred Stock held by the Originating Partnership Group when such right is exercised, or all or any portion of the shares of Common Stock held by the Originating Partnership Group when such right is exercised, or all or any portion of both such shares of Series B Preferred Stock and such shares of Common Stock (such shares subject to the demand, the "Registration Demand Securities"), subject to the provisions of this paragraph 3. The demand registration rights granted to the Originating Partnership Group in this paragraph 3 are subject to the following limitations: (i) the Originating Partnerships (on behalf of the Originating Partnership Group) may make a demand under this paragraph 3 only two (2)

                       Exhibit B to Stockholders Agreement
                       -----------------------------------
times (each, a "Demand Registration"); (ii) the Company shall not be obligated to cause any registration statement filed under this paragraph 3 to be declared effective less than six months after the effective date of the most recent registration statement filed by the Company on its own behalf or for the benefit of the UBS Group pursuant to Section 2; (iii) the managing underwriter of any such offering shall be a recognized investment banking firm selected by the Originating Partnerships and approved by the Company (which approval shall not be unreasonably withheld); (iv) notwithstanding the giving of notice by either of the Originating Partnerships of the exercise of its right to require registration under this paragraph 3, the Company may elect to convert such registration into a registration of shares for sale by the Company pursuant to paragraph 1 hereof by providing notice to the Stockholders in accordance with paragraph 1, and in such event the provisions of paragraph 1 shall apply to such registration rather than the provisions of this paragraph 3 and such registration shall not count as a Demand Registration; (v) the Company shall have the right exercisable only one (1) time per each request for a demand registration to postpone for up to six months any registration requested pursuant to this paragraph 3 if, in the opinion of the Board, such registration would interfere with any material transaction then being pursued by the Company or any strategic plan or material business plan adopted by the Company in advance of the registration demand; (vi) notwithstanding any other provision hereof, the Originating Partnerships shall have the right to transfer one or both of their Demand Registrations in connection with a transfer of at least 50% of the Shares owned by them at any time, each such transfer to be subject to the approval of the Company, such approval not to be unreasonably withheld; and (vii) any demand under this paragraph 2 shall be for a firm commitment underwritten offering, with respect to which the Company shall be required to maintain an effective registration statement for a maximum of 30 days.

     (b) NOTICE OF EXERCISE OF DEMAND REGISTRATION RIGHT; PARTICIPATION RIGHTS. The Originating Partnership making a demand for registration shall provide written notice to the Company and the other members of the Originating Partnership Group of the registration demand (which notice shall state the number of shares of Common Stock and Series B Preferred Stock such Originating Partnership desires the Company to register and the intended method of disposition of such Shares). For a period of 10 Business Days following the delivery of such notice to the other members of the Originating Partnership Group, the other members of the Originating Partnership Group may elect to participate in the demand registration by delivery of

                       Exhibit B to Stockholders Agreement
                       -----------------------------------
written notice thereof to the Company and the Originating Partnership making the demand for registration (which notice shall state the number of shares of Common Stock and Series B Preferred Stock that such Person desires the Company to register and the intended method of disposition of such Shares). In addition, the Company promptly shall provide written notice of such demand to all of the other Stockholders and all of the Stockholders then will have the opportunity to include in the offering shares of Common Stock or Preferred Stock of any series then owned by (or issuable, upon exercise and/or conversion of other securities, to) such Stockholders, but in each case only to the extent permitted by paragraph 2.3 below. In addition, subject to paragraph 2.3 below, the Company may elect to include in any registration statement and offering pursuant to this paragraph 2 newly issued shares of Common Stock and Preferred Stock. Solely for purposes of paragraphs 3 through 9 below, any securities registered pursuant to this paragraph 2 shall be deemed to be Registrable Securities.

     (c) PRIORITY. Notwithstanding the foregoing, if the registration pursuant to this paragraph 2 involves an underwritten offering and the managing underwriter advises the Company or the Originating Partnerships in writing that the number of shares of Common Stock or Preferred Stock desired to be offered by the Company or Stockholders other than the Originating Partnership Group together with the Registration Demand Shares of the Originating Partnership Group exceeds the maximum number of such shares which the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including, without limitation, pricing) (the "Maximum Number"), then the securities proposed to be included by Stockholders other than the Originating Partnership Group or the UBS Group (the "Other Sellers") shall be excluded from such registration before any such Shares of the Originating Partnership Group, the UBS Group or the Company shall be excluded. If, and to the extent that, after the exclusion of the securities proposed to be included by the Other Sellers, the number of securities proposed to be included by the Originating Partnership Group, the UBS Group and the Company exceeds the Maximum Number, such securities to be included on behalf of the Company shall be excluded. If, and to the extent that, after the exclusion of the securities proposed to be included by the Other Sellers and the Company, the number of such securities proposed to be included by the Originating Partnership Group and the UBS Group exceeds the Maximum Number, the Originating Partnership Group and the UBS Group shall be entitled to sell a number of shares of such securities equal to the Maximum Number and such Maximum Number shall be allocated among the Originating Partnership

                       Exhibit B to Stockholders Agreement
                       -----------------------------------

Group and the UBS Group, in the case of shares of Common Stock, according to the Originating Partnership Group's and the UBS Group's Pro Rata share of the Common Stock held by the Originating Partnership Group and the UBS Group, and, in the case of shares of Preferred Stock, based on the relative aggregate redemption value of the shares of Preferred Stock held by each of the Originating Partnership Group and the UBS Group. Each of the Originating Partnership Group, the UBS Group, the Other Sellers and the Company (in the event that any securities are to be offered by the Company) may withdraw from any demand registration pursuant to this paragraph 3 by giving written notice to the Company prior to the filing date of such registration statement and, in the event of a withdrawal by the Originating Partnership Group, such withdrawn Demand Registration shall not be deemed to be a Demand Registration counting against the maximum of two Demand Registrations set forth in paragraph 3(a) if (i) the Originating Partnership Group pays or promptly reimburses the Company for all Registration Expenses incurred by the Company in connection with such withdrawn Demand Registration or (ii) a registration statement with respect to a Qualified IPO is filed by the Company with the Commission within 90 days after such withdrawal.

    (d) COOPERATION. If so requested by the managing underwriter of any offering of Common Stock and/or Preferred Stock pursuant to paragraph 1 or this paragraph 3, each of the Stockholders and the Company shall agree not to sell any such securities (other than shares to be sold in such offering) for a period of seven days prior to and up to 180 days after the effective date of the registration statement filed with respect to such offering, except for sales by the Company pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto.

     4. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Act as provided in paragraphs 1, 2 and 3, the Company will as expeditiously as possible (and, in any event, within 90 days), subject to the terms and conditions of paragraphs 1, 2 or 3, as applicable:

     (a) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                       Exhibit B to Stockholders Agreement
                       -----------------------------------

    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective; PROVIDED that if less than all the Registrable Securities are withdrawn from registration after the expiration of such period, the shares so withdrawn shall be allocated PRO RATA among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration, PROVIDED, FURTHER, that in connection with any demand registration pursuant to Section 2 or 3, if the Company fails to keep such registration statement effective for such period, such registration shall be deemed not to constitute a Demand Registration;

    (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as such seller may reasonably request;

    (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to:

         (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified,


                      Exhibit B to Stockholders Agreement
                      -----------------------------------

         (ii)  subject itself to taxation in any such jurisdiction, or

         (iii)  consent to general service of process in any such jurisdiction;

    (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

    (f) furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any), of:

         (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

         (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "comfort" letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statement, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such holder (or the underwriters, if any) may reasonably request;

    (g) immediately notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event or


                      Exhibit B to Stockholders Agreement
                      -----------------------------------
the existence of any condition as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law and, at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

    (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any such seller of Registrable Securities covered by such registration statement shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof;

    (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

    (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

    (k) pay all Registration Expenses relating to any registration pursuant to paragraphs 1, 2 and 3 hereof.


                      Exhibit B to Stockholders Agreement
                      -----------------------------------

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information and undertakings as it may reasonably request regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

    Each holder of Registrable Securities agrees by acquisition of such Registrable Securities as follows:

         (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this paragraph 4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this paragraph 4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and

         (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Act, of the happening of any event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

In the event the Company or any such holder shall give any such notice, the period referred to in subdivision (b) of this paragraph 2 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (g) of this paragraph 4 to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this paragraph 4.


                      Exhibit B to Stockholders Agreement
                      -----------------------------------

    5.  UNDERWRITTEN OFFERINGS.

    (a) UNDERWRITING AGREEMENT. If the Company at any time proposes to register any of its securities under the Act as contemplated by paragraphs 1, 2 or 3 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of subdivision (b) of paragraph 1, use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, and each holder of Registrable Securities agrees, by acquisition of such Registrable Securities, that all Registrable Securities of such holder to be included in such registration shall be distributed and sold through such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

    (b)  SELECTION OF UNDERWRITERS.

         (i) Subject to subsection (ii) of this Section 5(b), the selection of the underwriter or underwriters for the public offering to be made pursuant to a registration statement filed under paragraphs 1 above shall be made by the Company, in its sole discretion, from amongst underwriting firms of national reputation.

         (ii) With respect to any proposed initial public offering ("IPO") by the Company, promptly after the determination by the Company to consider undertaking such an IPO, the Company shall notify UBS Capital in writing of such determination. UBS Capital shall have the right to propose two (2) underwriting firms of national reputation (the "Proposed Underwriters") for such IPO by written notice to the Company delivered within 15 days of receipt of the Company's notice. The Company shall be obligated to


                      Exhibit B to Stockholders Agreement
                      -----------------------------------
    interview the Proposed Underwriters in good faith for purposes of considering engaging either or both of the Proposed Underwriters for such IPO. If the Company elects not to enter into a binding engagement letter with one or both of the Proposed Underwriters, it may proceed with such IPO free of the obligations of this Section 5(b)(ii), PROVIDED, that the closing under the underwriting agreement with respect to such IPO must occur within one (1) year from the date of the Company's original notice to UBS Capital, otherwise such IPO shall again be subject to this Section 5(b)(ii).

    6. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

    7. CERTAIN RIGHTS OF HOLDERS. The Company will not file any registration statement under the Act which refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given such holder the right to require:

     (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that, in the opinion of such holder, the holding by such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or

     (b) in the event that such reference to such holder by name or otherwise is not required by the Act or


                    Exhibit B to Stockholders Agreement
                    -----------------------------------
any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

    8.   INDEMNIFICATION.

    (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by any registration statement filed pursuant to paragraph 1, 2 or 3, its directors, officers, partners, employees, agents and investment advisors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, "Claims"), to which such seller or any such director or officer or employee or agent or investment advisor or underwriter or controlling person may become subject under either Section 15 of the Act or Section 20 of the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period the Company is required to keep the registration statement current) (collectively, "Registration Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made, or any violation by the Company of the Act or any state securities law, or any rule or regulation promulgated under the Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse such seller and each such director, officer, employee, agent, investment advisor, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller stating that it is for use in the preparation

                        Exhibit B to Stockholders Agreement
                        -----------------------------------
thereof; PROVIDED FURTHER that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act in any such case to the extent that any such Claim, or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, agent, investment advisor, partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

    (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to paragraphs 1, 2 or 3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this paragraph 8) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, in no event shall any selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof be liable to indemnify the Company pursuant to this subdivision (b) of this paragraph 8 hereof in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company of any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

     (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the

                        Exhibit B to Stockholders Agreement
                        -----------------------------------
commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this paragraph 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this paragraph 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under subdivision (a) of this paragraph 8 without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

    (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this paragraph 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Act. If the indemnification provided for in subdivision (a), (b) or (c) of this paragraph 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying


                        Exhibit B to Stockholders Agreement
                        -----------------------------------
party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall any contribution by the selling stockholder or any director, officer, employee, agent, investment advisor or controlling person thereof pursuant to this subdivision (d) of this paragraph 8 exceed the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering.

    (e) INDEMNIFICATION PAYMENTS. The indemnification required by this paragraph 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     9. ADJUSTMENT AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to effect the registration of such securities in the manner contemplated by these registration rights provisions.

     10. COVENANTS RELATING TO RULE 144. At all times after the effective date of the registration statement under the Act of the initial underwritten public offering of Common Stock, and until such time as all of the Registrable Securities are deregistered, the Company will file reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any holder of Restricted Securities (as defined in Rule 144 (or any successor provision) under the Act), deliver to such holder a certificate, signed by the Company's principal financial officer, stating:

    (a) the Company's name, address and telephone number (including area code),

    (b)  the Company's Internal Revenue Service identification number,

    (c)  the Company's Commission file number,


                        Exhibit B to Stockholders Agreement
                        -----------------------------------

           (d) the number of shares of Common Stock of the Company outstanding as shown by the most recent report or statement published by the Company, and

          (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.




                      Exhibit B to Stockholders Agreement
                      -----------------------------------

                                    EXHIBIT C

                       FORM OF AGREEMENT OF BENEFICIAL OWNER

                [FOR BENEFICIAL OWNER OF P-1, P-2, P-3 OR P-4 LIMITED
                                   PARTNERSHIPS]

     This Agreement of Beneficial Owner is made and entered into this __ day of _______, 199_, by ____________ (the "Beneficial Owner") to and for the benefit of MSC Holdings, Inc. (the "Company").

     WHEREAS, the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Petrowax Equity Partners __ L.P. (the "Partnership") imposes certain restrictions on the transfer of beneficial interests in limited partners of the Partnership, which restrictions inure to the benefit of the Company and all holders of direct or indirect interests in the Company; and

     WHEREAS, the undersigned Beneficial Owner is a limited partner of or holds a beneficial interest in a limited partner of the Partnership, which is a shareholder of the Company, and the Beneficial Owner is, thereby, a holder of an indirect interest in the Company,

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Beneficial Owner agrees as follows:

     1. Without the express written consent of the Company and UBS Capital Corporation (for so long as UBS Capital Corporation remains a Significant Stockholder), the Beneficial Owner will not transfer all or any portion of its Beneficial Interest prior to the Three-Year Date.

     2. During the period commencing on the Three-Year Date and ending on the NOL Restriction Termination Date, the Beneficial Owner will not transfer more than its Transfer Allotment of its Beneficial Interest without the express written consent of the Company and UBS Capital Corporation (for so long as UBS Capital Corporation remains a Significant Stockholder). Notwithstanding the foregoing, transfers of Beneficial Interests by the Beneficial Owner, if the Beneficial Owner is an individual, to family members (as described in Section 382(l)(3)(A)(i) of the Code), or transfers after the Three-Year Date of the type described in Section 382(l)(3)(B) of the Code, shall be permitted, provided that (i) the Beneficial Owner provides to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and (for so long as UBS Capital Corporation remains a Significant Stockholder)

                     Exhibit C to Stockholders Agreement
                     -----------------------------------

UBS Capital Corporation, that such transfer will be governed by Section 382(l)(3)(A)(i) or Section 382(l)(3)(B) of the Code, as the case may be, and
(ii) such transfer otherwise complies with the provisions of the Stockholders Agreement and the Partnership Agreement.

     4. The Beneficial Owner acknowledges and agrees that any transfer of all or any portion of its Beneficial Interest in violation of this Agreement of Beneficial Owner shall be of no force or effect.

     5. The Beneficial Owner acknowledges and agrees that the General Partner, at any time or from time to time, may reduce or otherwise adjust the Beneficial Owner's Transfer Allotment in accordance with the Partnership Agreement.

     6. Capitalized terms not defined in this Agreement of Beneficial Owner shall have the meanings ascribed to them in the Partnership Agreement.

     IN WITNESS WHEREOF, the Beneficial Owner has executed this Agreement of Beneficial Owner on the year and date first set forth above.



                                       ____________________________
                                       [Beneficial Owner]



                     Exhibit C to Stockholders Agreement
                     -----------------------------------

         [FORM OF AGREEMENT OF BENEFICIAL OWNER FOR BENEFICIAL OWNERS
                             OF OTHER STOCKHOLDERS]

     This Agreement of Beneficial Owner is made and entered into this __ day of _______, 199_, by ____________ (the "Beneficial Owner") to and for the benefit of [Stockholder] (the "Stockholder") and MSC Holdings, Inc. (the "Company").

     WHEREAS, the Stockholders Agreement Among MSC Holdings, Inc. and Certain of its Stockholders, Optionholders and Warrantholders (the "Stockholders Agreement") imposes certain restrictions on the transfer of direct or indirect beneficial interests in stockholders, optionholders and warrantholders of the Company, which restrictions inure to the benefit of the Company and all holders of direct or indirect interests in the Company; and

     WHEREAS, the undersigned Beneficial Owner holds a beneficial interest in a stockholder, optionholder or warrantholder of the Company and the Beneficial Owner is, thereby, a holder of an indirect interest in the Company,

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Beneficial Owner agrees as follows:

     1. Without the express written consent of the Company and UBS Capital Corporation (for so long as UBS Capital Corporation remains a Significant Stockholder), the Beneficial Owner will not transfer all or any portion of its Beneficial Interest prior to the Three-Year Date.

     2. During the period commencing on the Three-Year Date and ending on the Restriction Termination Date, the Beneficial Owner will not transfer more than its Transfer Allotment of its Beneficial Interest without the express written consent of the Company and UBS Capital Corporation (for so long as UBS Capital Corporation remains a Significant Stockholder). Notwithstanding the foregoing, transfers of Beneficial Interests by the Beneficial Owner, if the Beneficial Owner is an individual, to family members (as described in Section 382(l)(3)(A)(i) of the Code), or transfers after the Three-Year Date of the type described in Section 382(l)(3)(B) of the Code, shall be permitted, provided that (i) the Beneficial Owner provides to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and (for so long as UBS Capital Corporation remains a Significant Stockholder) UBS Capital Corporation, that such transfer will be governed by
Section 382(l)(3)(A)(i) or Section 382(l)(3)(B) of the Code, as the case may be, and (ii) such transfer otherwise complies with any applicable provisions of the Stockholders Agreement.


                     Exhibit C to Stockholders Agreement
                     -----------------------------------

     4. The Beneficial Owner acknowledges and agrees that any transfer of all or any portion of its Beneficial Interest in violation of this Agreement of Beneficial Owner shall be of no force or effect.

     5. The Beneficial Owner acknowledges and agrees that the Stockholder, at any time or from time to time, may reduce or otherwise adjust the Beneficial Owner's Transfer Allotment in accordance with the Stockholders Agreement.

     6. Capitalized terms not defined in this Agreement of Beneficial Owner shall have the meanings ascribed to them in the Stockholders Agreement. IN WITNESS WHEREOF, the Beneficial Owner has executed this Agreement of Beneficial Owner on the year and date first set forth above.

                                       ____________________________
                                       [Beneficial Owner]



                     Exhibit C to Stockholders Agreement
                     -----------------------------------
                                     C-4